As filed with the Securities and Exchange Commission on November 29, 2023

Securities Act File No. 333-268699
1940 Act File No. 811-23842

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 3 ☒
Post-Effective Amendment No. __ ☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 3 ☒

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FELICITAS PRIVATE MARKETS FUND
(Exact Name of Registrant as Specified in Charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices)

414-299-2270
(Registrant’s Telephone Number)

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Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and Address of Agent for Service)

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Copy to:
Joshua B. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

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DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, November 29, 2023

FELICITAS PRIVATE MARKETS FUND
PRELIMINARY PROSPECTUS
Class Y Shares and Class I Shares

Felicitas Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated November 17, 2022 (the “Declaration of Trust”). Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. Felicitas Global Partners, LLC serves as investment sub-adviser to the Fund (the “Investment Sub-Adviser” or “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”). Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to operate and be treated as a regulated investment company for U.S. federal income tax purposes.

Investment Objective.    The Fund’s investment objective is to deliver a combination of yield and capital appreciation.

Investment Strategies.

The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers, i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors. Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund does not intend to invest directly in real estate but may invest in real estate indirectly through Investment Funds. The Fund’s investments also will include direct investments in equity or debt alongside private equity funds and firms. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 17.

The prospectus (the “Prospectus”) applies to the offering of two separate classes of shares of beneficial interest (the “Shares”) of the Fund, designated as Class Y Shares and Class I Shares. The Fund intends to apply to the U.S. Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund to offer more than one class of Shares. There is no assurance that the SEC will grant such an order to the Fund. Class I Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board of Trustees of the Fund, in each case subject to any applicable fees, as described herein. The Shares will be issued at net asset value (“NAV”) per Share. The Fund intends to register $175,000,000 for sale under the registration statement to which this Prospectus relates. No holder of the Fund’s Shares (“Shareholder”)

will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “Eligible investors.”

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund is the Sub-Adviser to the Fund. The Fund and the Predecessor Fund share the same portfolio managers.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [            ], has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (888) 884-8810 or by accessing the Investment Adviser’s website at https://www.skypointfunds.com. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are speculative and illiquid investments involving substantial risk of loss.

•        The Fund has no operating history and the Shares have no history of public trading.

•        The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

•        You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•        You should consider that you may not have access to the money you invest for an indefinite period of time.

•        An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

•        Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•        The Fund and any underlying Investment Funds may utilize borrowings and financial leverage and significant risks may be assumed as a result. See “Risk Factors — Leverage Risk.”

There are risks associated with the Fund’s distribution sources.

•        The amount of distributions that the Fund may pay, if any, is uncertain.

•        The Fund may pay distributions in a significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

	Class Y Shares(2)	Class I Shares(2)	Total
Price to Public(1)	Current Net Asset Value	Current Net Asset Value	$175,000,000
Sales Load	None	None	None
Proceeds to Fund(3)	Current Net Asset Value	Current Net Asset Value	Up to $175,000,000

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(1)      UMB Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a commercially reasonable efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, Distributor’s and/or affiliates’ own assets, as applicable, and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The Fund will sell Shares only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” Generally, the stated minimum initial investment in the Fund by any investor is $250,000 for Class Y Shares, and $25,000 for Class I Shares. The Fund, in its sole discretion, may accept investments below these minimums. Investors purchasing Shares will not be charged a sales load. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “Fund Summary — The Offering.”

(2)      Class Y Shares of the Fund are currently the only shares offered to Shareholders. The Fund expects to offer Class I shares in the future, but doing so is subject to obtaining an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order.

(3)      Assumes all Shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then NAV. The Fund will bear its organizational costs of approximately $300,195. The Fund has additionally incurred offering costs of approximately $67,190. The Fund’s offering costs, whether borne by Investment Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the at the commencement of the Fund’s operations. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND EXPENSES.”

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S PRINCIPAL UNDERWRITER IS UMB DISTRIBUTION SERVICES, LLC.

The date of this Prospectus is [___________], 2023

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

i

FUND SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus.

The Fund

Felicitas Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company (“Investment Company Act”). The Fund was organized as a Delaware trust on November 17, 2022. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund is the Sub-Adviser to the Fund. The Fund and the Predecessor Fund share the same portfolio managers.

The Fund will offer two separate Shares designated as Class Y Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply for an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class Y Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Principal Strategies

The Fund’s investment objective is to deliver a combination of yield and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers, i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund does not intend to invest directly in real estate but may invest in real estate indirectly through Investment Funds. The Fund’s investments also will include direct investments in equity or debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments and direct investment. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund conducts thorough due diligence on each Investment Fund before investing. For primary commitments, the Fund evaluates, among other factors, the Investment Fund’s track record, investment team, the quality of its current portfolio, the projected return on the investment in the Investment Fund from, among other things, a multiple of invested capital (“MOIC”) and internal rate of return (“IRR”) perspective. For secondary commitments, the Fund evaluates, among other things, the entry valuation, the quality of the underlying assets and the sponsor of the Investment Fund, the structure of the security, projected MOIC and IRR and the expected transaction duration. For primary and secondary co-investments and Direct Investments, the Fund will consider, among other things, the quality and financial metrics of the underlying asset(s) including revenue and EBITDA growth trends and leverage profile, the quality of the sponsor and its underwriting of the deal, the projected MOIC and IRR, and the Fund’s ability to access ongoing financial information about the underlying asset(s). For direct lending opportunities, the Fund considers, among other things, the seniority of its position in the capital structure, the various potential methods of repayment from any underlying collateral, the loan to value (“LTV”) and expected duration of the opportunity, and the expected overall projected MOIC and IRR.

The Investment Adviser intends to achieve and monitor diversification primarily on a “look- through” basis by examining the underlying assets/strategies in the Investment Funds. Looking through to the underlying investments of the Investment Funds, together with Direct Investments, the Investment Adviser generally aims to have no single company, or loan, represent more than 3% of the Fund’s capital commitment and intends to allocate the Fund’s portfolio as follows: (a) 50% in private equity; (b) 30% in private credit; (c) 10% in real estate; and (d) 10% in liquid investments. The target allocations may change on an opportunistic basis or in response to changing market conditions without notice to shareholders.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the Investment Company Act. The Fund may establish a credit line to borrow money for a range of purposes, including meeting capital calls of existing underlying Investments or acquiring new Investments. The Fund will not undertake any ongoing, long-term, Fund-level borrowing. The Fund will engage in short-term borrowing (such as for purposes of meeting capital calls of existing underlying Investments or acquiring new Investments).

Underlying Managers may use leverage in their respective trading strategies, Investment Funds may utilize bank and/or broker-provided financing to varying degrees. In addition, the low margin and collateral deposits required to trade certain financial instruments may permit a high degree of leverage. The degree of leverage that an Investment Fund may utilize may not be limited to any predetermined level but will be subject to applicable legal or bank or broker-imposed leverage limitations, to the extent applicable.

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objective.

It is expected that the Fund’s assets will not be fully invested at all times.

The Fund has applied for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Sub-Adviser and certain private funds managed by the Sub-Adviser and its affiliates, subject to certain terms and conditions.

The Investment Adviser

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, including selection and oversight of the Sub-Adviser and the Fund’s other service providers. Its principal place of business is located at 1380 W. Paces Ferry Road, Suite 2180, Atlanta, Georgia 30327. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser is newly formed and did not have any assets under management as of May 31, 2023.

The Fund intends to rely on the no-action relief provided by the Commodity Futures Trading Commission (“CFTC”). Pursuant to the relief, the Investment Adviser is not required to register as a commodity pool operator with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date that revised guidance is issued on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Investment Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

The Sub-Adviser

Felicitas Global Partners, LLC serves as the investment sub-adviser (the “Sub-Adviser”) of the Fund, including investment selection, initial and on-going due diligence of Underlying Managers and asset allocation. The Sub-Adviser provides day-to-day investment management services to the Fund. Its principal place of business is located at 65 N. Raymond Ave., Ste. 315, Pasadena, California 91103. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. As of May 31, 2023, the Sub-Adviser had approximately $700 million of assets under management.

The Administrator, Transfer Agent and Custodian

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund and the escrow agent for the Fund. The Fund compensates the Administrator and Custodian for these services and reimburses the Administrator for certain of its out-of-pocket expenses.

Fees and Expenses

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $300,195. The Fund’s expenses incurred and expected to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning at the commencement of the Fund’s operations and are not expected to exceed $67,190. The Fund will also bear directly certain ongoing offering costs associated with the continuous offering of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee.    The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Investment Adviser to the Fund. The Fund pays the Investment Adviser an annual rate of 1.50%, payable quarterly in arrears, based upon the Fund’s net assets as of quarter-end. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement. See “INVESTMENT MANAGEMENT FEE.”

Expense Limitation and Reimbursement Agreement.    The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2024. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement may not be terminated before July 1, 2024 by the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the “Board”) upon thirty days’ written notice to the Investment Adviser. See “FUND EXPENSES.”

Administration Fee.    The Fund pays the Administrator an annual fee beginning at 0.095% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. See “ADMINISTRATION”.

Fees of the Underlying Managers

As an investor in Investment Funds, the Fund will indirectly bear asset-based fees and may indirectly bear performance-based fees or allocations charged by the investment advisers to the Investment Funds (the “Underlying Managers”). Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Adviser to the Fund and allocated to the Fund. Generally, fees payable to Underlying Managers of Investment Funds will range from 1.0% to 2.0% (annualized) of the average net asset value (“NAV”) of the Fund’s investment. In addition, certain Underlying Managers of private Investment Funds charge an incentive allocation or fee generally ranging from 10% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualifications

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase. The “accredited investor” criteria will apply to all investors and will not be waived.

An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including charitable remainder unitrusts. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

The Offering

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. See “PURCHASING SHARES”.

Shares will generally be offered for purchase as of the first day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

There is no sales charge imposed the Fund on the purchase of Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Distributions and Dividend Reinvestment Plan

Because the Fund intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810 or 235 West Galena Street, Milwaukee, WI 53212.

No Redemptions; Repurchase Offers

The Fund is not a liquid investment.    No Shareholder will have the right to require the Fund to redeem its Shares. Beginning on or about the first quarter of 2024 (or such other or later date as the Board may determine), and at the sole discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly on or about March 31, June 30, September 30 and December 31 of each year. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “TENDER OFFERS/REPURCHASES OF SHARES.”

Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and risks associated with investments in Investment Funds. The Fund will also be subject to the risks associated with the investment strategies employed by the Advisers. While the Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. The Advisers may not have any control over the Underlying Managers and there can be no assurances that the Underlying Managers will manage their Investment Funds in a manner consistent with the Fund’s investment objective. Additionally, some Investment Funds may not be registered as investment companies under the Investment Company Act and, therefore, the Fund may not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in those Investment Funds. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Advisers and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund should be considered an illiquid investment. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus. Past results of the Advisers, their principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation

The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out substantially all of its income and realized gains each year. The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. The purpose of the following table and the example below is to assist prospective investors in understanding the various fees and expenses that a Shareholder will bear, either directly or indirectly. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”
SHAREHOLDER TRANSACTION EXPENSES:	Class Y	Class I
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%	2.00%
ANNUAL EXPENSES: (As a Percentage of Net Assets Attributable to Shares)
Investment Management Fee(2)	1.50%	1.50%
Acquired Fund Fees and Expenses(3)	4.12%	4.12%
Shareholder Servicing Fees(4)	—	0.15%
Other Expenses(5)	0.67%	0.67%
Total Annual Expenses	6.29%	6.44%

____________

(1)      A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class Y Shares or Class I Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See “TENDER OFFERS/REPURCHASES OF SHARES.”

(2)      For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee, payable quarterly in arrears, equal to 1.50% of the Fund’s net assets determined as of quarter-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(3)      In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. Private Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 20% of the net capital appreciation in the private Investment Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as set forth in the respective private Investment Funds’ offering documents. The Acquired Fund Fees and Expenses are based on expected amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuates over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(4)      The Fund intends to apply for exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a shareholder service plan (“Shareholder Service Plan”) for Class I Shares. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.15% on an annualized basis of the net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”) to qualified recipients under the Shareholder Service Plan. The Fund may pay all or a portion of these fees to any registered securities dealer, financial institution, or any other person (each, a “Recipient”) who provides certain shareholder services, pursuant to a written agreement. Class Y Shares are not subject to the Shareholder Servicing Fee. There is no assurance that the SEC will grant an exemptive order to the Fund.

(5)      Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer agent and Custodian.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE
	1 Year	3 Years	5 Years	10 Years
You Would Pay the Following Expenses Based on the Imposition of a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
Class Y Shares	$62	$185	$305	$590
Class I Shares	$64	$189	$311	$599

The example is based on the annual fees and expenses set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Since the Fund is newly organized, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, and consistent with market conditions and the availability of suitable investments; proceeds held in cash may be used to meet operational needs, to provide for anticipated funding requirements with respect to Investment Funds, for temporary defensive purposes, or to maintain liquidity.

Delays in investing the Fund’s assets may occur, for example (i) because of the time typically required to complete private transactions (which may be considerable), (ii) because certain Investment Funds selected by the Advisers may provide infrequent opportunities to purchase their securities, or (iii) because a prospective Investment Fund fails to close.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, to provide for anticipated funding requirements with respect to Investment Funds, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to deliver a combination of yield and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders.

INVESTMENT OVERVIEW

The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers, i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund does not intend to invest directly in real estate but may invest in real estate indirectly through Investment Funds. The Fund’s investments also will include direct investments in equity or debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments and direct investment. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund conducts thorough due diligence on each Investment Fund before investing. For primary commitments, the Fund evaluates, among other factors, the Investment Fund’s track record, investment team, the quality of its current portfolio, the projected return on the investment in the Investment Fund from, among other things, a multiple of invested capital (“MOIC”) and internal rate of return (“IRR”) perspective. For secondary commitments, the Fund evaluates, among other things, the entry valuation, the quality of the underlying assets and the sponsor of the Investment Fund, the structure of the security, projected MOIC and IRR and the expected transaction duration. For primary and secondary co-investments and direct investments, the Fund will consider, among other things, the quality and financial metrics of the underlying asset(s) including revenue and EBITDA growth trends and leverage profile, the quality of the sponsor and its underwriting of the deal, the projected MOIC and IRR, and the Fund’s ability to access ongoing financial information about the underlying asset(s). For direct lending opportunities, the Fund considers, among other things, the seniority of its position in the capital structure, the various potential methods of repayment from any underlying collateral, the loan to value (“LTV”) and expected duration of the opportunity, and the expected overall projected MOIC and IRR.

The Fund is expected to have a broad portfolio of investments that will contain exposure to multiple sectors of the private markets and hundreds of underlying investments.

It is expected that the Fund’s assets will not be fully invested at all times.

The Fund’s success will depend on the Investment Sub-Adviser’s ability to (a) identify Investment Funds for investment and determine the optimal allocations to such funds, (b) evaluate and process co-investments offered to the Fund, and (c) effectively source, underwrite, and execute on other direct Investments and secondary investments generated from different channels that leverage the Investment Sub-Adviser’s network.

The Fund has applied for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Sub-Adviser and certain private funds managed by the Sub-Adviser and its affiliates, subject to certain terms and conditions.

USE OF LEVERAGE

The Fund may establish a credit line to engage in short-term borrowing for a range of purposes, including meeting capital calls of existing underlying Investments or acquiring new Investments. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the Investment Company Act. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. See “PRINCIPAL RISK FACTORS — BORROWING, USE OF LEVERAGE.”

INVESTMENT ALLOCATION METHODS

Below is an explanation as to the Fund’s various methods of allocating to private assets:

Primary Commitments to funds

The Fund shall act as an initial passive investor, or limited partner, in a private assets fund managed by an Underlying Manager. Primary commitments may be made when the Underlying Manager’s fund is largely uninvested and may be deemed to be a ‘blind pool’. The investment horizon is typically longer in duration due to the nature of entering the Investment Fund at or close to its inception.

Secondary Commitments to funds

The Fund shall act as a replacement passive investor, or limited partner, in a private assets fund managed by an Underlying Manager. Unlike primary commitments to funds, a secondary commitment involves acquiring an existing investor’s ownership stake in a private assets fund, which may be done at a negotiated discount or premium to its net asset value. Since these Investments are made further on in the acquired fund’s life, there is typically less of a ‘blind pool’, as the fund will have, in most cases, commenced, if not concluded its investment period. For this reason, the duration of a secondary commitment into a fund is typically shorter than that of a primary commitment to a fund.

Primary and Secondary Co-Investments

Co-Investments may be offered to the Fund by its Underlying Managers or by independent investment managers (collectively, the “Third-Party Managers”) who do not have an existing economic relationship with the Fund. Unlike investments made into funds, co-investments are investments made into that of a single company, in a passive manner, and directly alongside or via an entity managed by a Third-Party Manager. Co-Investments may be made on a primary and secondary basis.

Primary and Secondary Direct Investments

Direct Investments typically involves acquiring a passive minority ownership in a company, as opposed to a fund. Unlike Co-Investments, these Investments are done independently by the Investment Sub-Adviser, and do not feature a Third-Party Manager. Further, unlike typical primary direct Investments, these Investments are often further removed from the day-to-day operations and management of the company and emphasize a non-control, passive ownership role. Direct Investments may be made on a primary and secondary basis. An example of a Secondary Direct Investment would be an acquisition of an employee’s or minority investor’s shares in a privately held technology business, whereas a Primary Direct Investment would be an acquisition of an investor’s shares directly from a company through a funding round.

Direct Lending

Direct Lending is a private credit strategy, which may be done via primary or secondary commitments to funds, as well as via primary or secondary co-investments. In this instance, the Investment Sub-Adviser will provide debt or preferred equity financing to companies, funds or individuals, often with ‘asset-backed’ collateral, such as real estate or portfolio companies.

PORTFOLIO ALLOCATION

The Investment Adviser intends to achieve and monitor portfolio allocation primarily on a “look- through” basis by examining the underlying assets/strategies in the Investment Funds or interests purchased, as shown in the table below. The Investment Adviser may, however, alter the target allocations on an opportunistic basis or in response to changing market conditions. On a “look-through” basis, the Investment Adviser aims to have no single company, or loan, represent more than 3% of the Fund’s capital commitment.

Portfolio Allocation by Strategy	Percentage of Capital Commitment
Private Equity	50%
Private Credit	30%
Real Estate	10%
Liquid Investments	10%

The Fund may gain exposure to the following strategies through investing in funds, co-investments, and direct investments on a primary or secondary basis:

Private Equity

Private equity involves making equity investments into privately held companies of different stages through bespoke, privately negotiated transactions. The Fund shall invest directly and indirectly via Underlying Funds in young and emerging companies, often with limited operating history (“Venture Capital”), companies with sizeable revenue growth but limited profitability (“Growth Equity”), and mature stage businesses with consistent earnings (“Buyout”). The intention behind private equity is to provide capital appreciation.

Private Credit

Private credit involves making loans and similar investments typically made in private companies that are negotiated directly with the borrower. They may include first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated debt. Private credit will also include alternative lending (such as, but not limited to, real estate-secured lending, bespoke financing to private equity funds, trade finance, receivable transfer, life settlement, consumer lending, etc.) and leveraged loans. Additionally, special situations may be included within private credit and may include mezzanine, distressed debt (non-control and distressed for control), turnarounds and non-performing loans. The intention behind private credit is to provide capital preservation and yield.

Real Estate

Real estate involves typically equity investments in underlying properties across various real estate sectors, including, without limitation, multifamily, retail, office, hospitality, data centers, senior living, and industrial assets. In some cases, investments may also be made in the debt, preferred equity or mortgages relating to such properties. For tax efficiency, the Fund shall not make direct investments into real estate but rather invest into Underlying Funds or private securities that invest in real estate, and via a ‘blocker structure’.

Liquid Investments

Liquid investments may include publicly traded securities, such as stocks, bonds, business development companies (“BDCs”), exchange-traded funds (“ETFs”), registered investment companies (e.g. mutual funds, interval funds and tender offer funds, etc.), cash and cash equivalent.

Investment Policies and Restrictions

The Fund will continue to attempt to diversify its holdings in Investment Funds, and, as a result, will typically hold interests in no fewer than ten Investment Funds at any one time.

The Underlying Managers will primarily invest in equity and/or debt securities that are not listed on securities exchanges and that may be illiquid. The investments of the Underlying Managers may from time to time be concentrated in a particular industry or industries. The Fund will not knowingly concentrate its assets in a single industry.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under the Securities Act and are issued by entities organized as partnerships under United States law, but not registered as investment companies under the Investment Company Act. Subject to applicable law, the Fund may, from time to time in the future, also invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. However, the Fund does not have any current intention to invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. Any such future investments would be made subject to applicable law and such an investment manager would be treated as an investment adviser to the Fund in accordance with the 1940 Act and would require the approval of the Fund’s Shareholders.

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objective.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Below is a list of the principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

The Shares are speculative and illiquid securities involve substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

BUSINESS AND STRUCTURE RELATED RISKS

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially. It is designed for long-term investing and not as a vehicle for trading.

Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund. The Fund may lose investment opportunities if it does not match competitors’ pricing, terms, and structure. If the Fund is forced to match competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on investments or may bear substantial risk of capital loss. Many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act will impose on the Fund as a registered closed-end management investment company.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN TAX CONSIDERATIONS.”

Lack of Operating History of Investment Funds.    Certain Investment Funds may be newly formed entities that have no operating histories. In such cases, the Investment Sub-Adviser may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Fund. Although the Investment Sub-Adviser and its affiliates and their personnel have experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Investment Sub-Adviser’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

MANAGEMENT RELATED RISKS

Investment Selection

The Investment Funds will be selected by the Investment Sub-Adviser based on information provided to it by those Investment Funds and through other sources. Although the Investment Sub-Adviser is expected to evaluate all such information and data and to seek independent corroboration when it considers it appropriate and when it is reasonably available, the Investment Sub-Adviser will not be in a position to confirm the completeness, genuineness or accuracy of such information and data. Information about private Investment Funds and private companies is more difficult to obtain and can be less reliable and more subjective than information about investment companies that are registered with the SEC. Historical performance of the principals of an Underlying Manager is not indicative of the future returns of that Investment Fund.

Dependence on the Advisers and the Underlying Managers

The Fund’s success depends on the acumen and expertise of the Sub-Adviser in selecting Investment Funds and the acumen and expertise of the Underlying Managers in selecting portfolio securities or other assets in which to invest. In addition, decisions with respect to the management of the Fund will be made by the Investment Adviser. Shareholders have no right or power to take part in the management of the Fund or to select or define the Fund’s investment criteria or decisions. Accordingly, no prospective Shareholder should invest in the Fund unless such Shareholder is willing to entrust all aspects of the management of the Fund to the Advisers. Historical performance of the Advisers and their affiliates is not indicative of the returns that Shareholders may achieve from an investment in the Fund.

Access to Information from Underlying Managers

The Investment Sub-Adviser will request detailed information on a continuing basis from each Underlying Manager regarding such Underlying Manager’s historical performance and investment strategies. However, the Investment Sub-Adviser may not always be provided with detailed information regarding all the investments made by an Underlying Manager because certain of this information may be considered proprietary information by the Underlying Manager or the Underlying Manager may otherwise be prevented by agreement with issuers of the applicable securities from providing this information. This potential lack of access to information may make it more difficult for the Investment Sub-Adviser to select, allocate among and evaluate certain Underlying Managers.

Borrowing; Use of Leverage

The strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). These limits do not apply to the Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds.

Investment Funds Risk

Investments in Investment Funds generally are subject to legal or contractual restrictions on their resale. Certain Investment Funds may not permit voluntary withdrawals or redemptions. To the extent that an Investment Fund permits voluntary withdrawals or redemptions, if the Fund requests a complete or partial withdrawal of its interest in such Investment Fund, the Underlying Manager of such Investment Fund generally may, in its discretion or at the election of the Fund, (i) not satisfy the Fund’s withdrawal request with respect to the portion of such investment’s assets represented by illiquid investments until the disposition of those illiquid investments, (ii) satisfy the Fund’s withdrawal request with an in-kind distribution of illiquid investments (either directly or through an in-kind distribution of interests in a special purpose vehicle or other investment vehicle (collectively, “SPVs”) established to hold such illiquid investments), or (iii) in some cases, satisfy the withdrawal amount by valuing illiquid investments at the lower of cost or market or otherwise in the sole discretion of the applicable Underlying Manager. If the Fund receives distributions in-kind from an investment, the Fund may incur additional costs and risks to dispose of such assets. In addition, certain Investment Funds may require maintenance of investment minimums and/or have holding periods and/or other withdrawal provisions more restrictive than those of the Fund. These may include, but are not limited to, lock-ups, “side pockets,” withdrawal “gates” and fees, suspensions and delays of withdrawals and other similar limitations. See “Special Risks of Fund of Funds Structure — Liquidity Constraints of Investment Funds.”

Recent Market Circumstances

The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, on the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Investment Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Investment Adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Investment Adviser rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this Prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

Government Intervention in Financial Markets Risk

The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “Recent Market Circumstances.” U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund’s investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Special Risks of Fund of Funds Structure

No Registration.    Private investment Funds generally will not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Investment Funds. In addition, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

Closed-End Funds.    The Fund may invest in Investment Funds that are closed-end investment companies registered under the Investment Company Act. The shares of many closed-end funds, after their initial public offering, frequently trade at a price-per-share that is less than the NAV per share, the difference representing the “market discount” of such shares. A relative lack of secondary market purchasers for closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

Business Development Companies.    A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

Exchange-Traded Funds and Other Investment Companies.    The Fund may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investments. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.

Among the types of investment companies in which the Trust may invest are exchange-traded funds (“ETFs”). Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Fund’s Shares.

Multiple Levels of Fees and Expenses.    Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Adviser, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Most of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Underlying Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Investment Funds will range from 1.0% to 2.0% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 15% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

Underlying Managers Invest Independently.    The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Investment Funds selected by the Investment Sub-Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Investment Funds.    Since the Fund may make additional investments in or affect withdrawals from an Investment Fund only at certain times pursuant to limitations set forth in the governing documents of the Investment Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Investment Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Adviser does not intend to distribute securities to Shareholders and therefore would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Limitations on the Fund’s ability to withdraw its assets from Investment Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Investment Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Investment Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

Valuation of Investment Funds.    The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Administrator, in accordance with valuation procedures approved by the Board and based on information provided by the Investment Funds or their respective administrators. Although the Investment Adviser reviews the valuation procedures used by all Underlying Managers, neither the

Advisers nor the Administrator can confirm or review the accuracy of valuations provided by Investment Funds or their administrators. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to the Investment Funds. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Advisers generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Investment Funds are completed.

High Portfolio Turnover.    The Fund’s activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Indemnification of Investment Funds.    The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Investment Funds.

Investments in Non-Voting Securities.    In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Investment Adviser. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other accounts managed by the Investment Adviser may also waive their voting rights in a particular Investment Fund (for example, to facilitate investment in small Investment Funds determined to be attractive by the Investment Adviser). Subject to the oversight of the Board, the Investment Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Investment Fund. Rights may not be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Control Over Underlying Managers.    The Fund will invest in Investment Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Advisers will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

Risks Inherent in Investments

The success of the Fund is dependent on the performance of the Investments. The Investment Funds and the Direct Investments will be subject to many of the risks described above with respect to the Fund, as well as many other risks generally applicable to such Investment Funds, including but not limited to the ability of the Sub-Adviser and the Underlying Managers of the Investment Funds to identify and execute successful investment opportunities, the ability of the Investment Sub-Adviser and the Investment Funds to liquidate their respective investments in a profitable fashion, the success of the Investment Sub-Adviser and the Investment Funds at attracting and retaining key personnel, regulatory and enforcement litigation, and general economic conditions, among other factors. Each Investment Fund and Direct Investment will also be subject to risks specific to the investment activities it will seek to undertake and of any particular industry or market sector in which it will carry out such investment activities. Certain risks relating to the Investment Funds and Direct Investments are summarized below.

Venture Capital Investments.

The Fund may invest in Investment Funds devoted to early stage venture capital investments or make Direct Investments in such companies, which is a segment of the venture capital business with the highest degree of investment risk. Typically, such companies have no operating history, unproven technology, untested management, and unknown future capital requirements. These companies often face intense competition, often from established companies with much greater financial, manufacturing and technical resources, more marketing and service capabilities, and a greater number of qualified personnel. To the extent there is a public market for the securities of these companies, they may be subject to abrupt and erratic market price movements. The Fund’s direct or indirect investments in such companies will be highly speculative and may result in the loss of the Fund’s capital in respect of such Investments. There can be no assurance that any such losses will be offset by gains (if any) realized in other investments of the Fund. Accordingly, Shareholders may lose all of the monies invested in such Investments by the Fund.

Buyout Investments

The Fund may invest in Investment Funds that participate in buyout transactions or make Direct Investments in such transactions. Buyout transactions are similar to start-ups in that they result in new, untested enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Equity Securities

The equity securities in which an Investment Fund may invest may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There may be no absolute restrictions in regard to the size or operating experience of the companies in which an Investment Fund may invest (and relatively small companies may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize).

Risks of Investments in Distressed Credit

The Direct Investments and the Investment Funds may be subject to all the risks inherent in investing in distressed credit, which risks may be increased by the use of leverage. These risks include liquidity risk, general macroeconomic, microeconomic and local economic risk associated with an industry or asset class, fluctuations in valuations of a company, asset, operating business or real estate values, the financial resources of the company, the ability of the company or asset to obtain financing or extend its financing. Such risks also include fluctuations in cost of operating the asset or company which could adversely affect the value of the assets as well as the ability for a management team to optimally or effectively operate or manage the asset or company or control the costs associated with operating or managing the asset or company. The Fund and the Investment Funds’ investment objectives may not be realized and significant principal loss may be incurred in the event that the above risks lead to a deterioration of the asset or company. The Investment Funds and the Fund may have to advance funds to protect an investment, forgo the receipt of interest income on debt investments, or may be required to dispose of investments on disadvantageous terms if necessary to raise needed funds.

Distressed Securities and Loans

The Fund may make Direct Investments in or invest in Investment Funds that invest in securities and loans issued by companies in weak and/or deteriorating financial condition, experiencing poor operating results, needing substantial capital investment, perhaps having negative net worth, facing special competitive or product obsolescence problems or involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks, which are often heightened by an inability to obtain reliable information about the issuers. Such investments can result in significant or even total losses. In addition, the markets for distressed and high-yield securities are at times illiquid.

The Fund or the Investment Fund may also invest in Investments that are mezzanine securities. While mezzanine securities are typically senior to common stock and other equity securities in a company’s capital structure, they may be subordinate to significant amounts of senior debt, and mezzanine securities are generally unsecured.

Special Situations

The Fund may make Direct Investments in or invest in Investment Funds that invest in issuers involved in (or that are the target of) acquisition attempts or tender offers, or issuers involved in work outs, liquidations, spin offs, reorganizations, bankruptcies and similar transactions. In any Investment involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund or the Investment Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund or the Investment Fund may be required to sell the Investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled issuers in whom the Fund or an Investment Fund may invest, there is a potential risk of loss by the Fund and such Investment Fund of their entire Investment in such issuers.

Leverage

The Investment Funds may acquire assets subject to existing financing or may obtain new financing and may incur secured or unsecured indebtedness at the asset level and/or the Investment Fund level, subject to any restrictions set forth in the Investment Funds’ governing documents. In addition, the Investment Funds, or subsidiaries thereof, may obtain a subscription facility to finance investments, which may be secured by a pledge of the unfunded commitments to an Investment Fund.

As a result of dislocations in the credit markets, it may be difficult or impossible for the Investment Funds to obtain financing on terms that the Underlying Managers would otherwise deem favorable. Further, the state of the credit markets may limit the amount of leverage available to the Investment Funds to finance investments, which may, in turn, have a material adverse effect on the Investment Funds’ ability to achieve their targeted rates of return. The Investment Funds may take advantage of those opportunities where sellers of assets offer favorable financing terms to entice buyers. Although such financing opportunities have been available in the past, no assurances can be given that such financing opportunities will continue to be available. If borrowed funds are not then available or are not then available on favorable terms, the Investment Funds may not have the working capital which they require to conduct operations as anticipated, or may not have the capital needed to participate in attractive investment opportunities.

Should an Investment Fund obtain substantial leverage, such leverage will increase the Investment Fund’s exposure to adverse economic factors, such as significantly rising interest rates, severe economic downturns, further real estate downturns or deteriorations in the condition of its investments or one or more geographic markets in which Investments are located. In the event the investments are unable to generate sufficient cash flow to meet principal and interest payments on an Investment Fund’s indebtedness, as well as pay other operating expenses of the Investment Fund (most of which will be fixed in nature), the Investment Fund’s return on its investments would likely be significantly reduced or even eliminated. Moreover, the presence of debt creates significant additional risks, such as: (i) lending institutions may have rights to participate in certain decisions relating to the management of an Investment Fund or its investments; (ii) financial obligations of an Investment Fund will have to be repaid before its investors (including the Fund) will be able to receive a return, if any; and (iii) cash flow from operations may be insufficient to pay an Investment Fund’s debt service, potentially resulting in capital calls being made on the Fund or foreclosure on the collateral given by the Investment Fund to secure its obligations under such debt. Any inability of an Investment Fund to repay such borrowings could result in a reduction or complete loss of the Shareholders’ investments in the Fund.

Hedging Transactions

The Fund or an Investment Fund may from time to time purchase or sell various financial instruments designed to mitigate risk associated with its investments, including forwards, swaps or options on currencies or interest rates, securities and indices. When determining whether a hedging transaction is appropriate, it is expected that the Sub-Adviser and the Investment Funds will take currency risks, interest rate risks and specific credit risks into particular consideration. However, it is generally impossible to fully hedge an investment given the uncertainty as to the amount and timing of projected cash flows and investment returns, if any, on the investments. Conversely, at times the Sub-Adviser or a Underlying Manager may believe that it is not advisable to enter into hedging transactions and instead elect to remain unhedged against particular types of risks that in other cases the Fund or the Investment Fund may hedge against, or the Sub-Adviser or an Underlying Manager may determine not to engage in hedging transactions at all. Accordingly, the Fund and Investment Funds may be exposed to fluctuations in interest rates or currencies and other market conditions.

The success of any hedging transactions will be subject to the Sub-Adviser and the Underlying Manager’s ability to predict correlations between the value of the Fund and the Investment Fund’s assets, respectively, the value, composition and timing of income generated by the Fund and Investment Fund’s assets and the direction of currency exchange rates, interest rates and securities prices and similar matters. Therefore, while the Fund and the Investment Funds may enter into hedging transactions to seek to reduce actual and/or perceived risks, unanticipated changes in values, compositions and/or timing may result in a worse overall performance for the Fund and the Investment Funds than if they had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary, potentially leaving the Fund or an Investment Fund with exposure to all or a portion of the risks being hedged.

Lending Risk

The Fund and the Investment Funds may invest in loans that a face exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain loans tend to reflect individual corporate developments to a greater extent than do higher rated loans, which react primarily to fluctuations in the general level of interest rates. It is highly likely that a major economic recession could have a materially adverse impact on the value of such investments. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of the loans. Loans involve the risk that the obligor either cannot or will not fulfill its obligations under the terms of the loan documents. In evaluating credit risk, the Sub-Adviser and the Underlying Managers will often rely upon information provided by the obligor, which may be materially inaccurate or fraudulent. Any actual default, or any circumstance that increases the possibility of such a default, could have a material adverse effect on the Fund or an Investment Fund.

Risks of Investment in Real Estate Funds

The Fund may make Direct Investments in securities that provide exposure to real estate assets, or invest in Investment Funds that invest in real estate. These Investments are subject to all the risks inherent in investing in private equity, private equity-related or real estate and real estate-related investments, which risks may be increased by the use of leverage. These risks include liquidity risk, general macroeconomic, microeconomic and local economic risk associated with an industry or asset class, fluctuations in valuations of a company, asset, operating business or real estate values, the financial resources of the company or for real estate the tenants, vacancies, rent strikes, changes in tax, zoning, building, environmental and other applicable laws, rent control laws, real property tax rates, changes in interest rates and the availability of mortgage funds; the ability of the company or asset to obtain financing or extend its financing. Such risks also include fluctuations in occupancy rates, rent schedules and operating expenses, or cost of operating the asset or company which could adversely affect the value of the properties as well as the ability for a management team to optimally or effectively operate or manage the asset or company or control the costs associated with operating or managing the asset or company. There can be no assurance of profitable operations for any private equity investment or real estate property or the repayment of any debt investment. The cost of operating a property may exceed the rental income or cash flow it generates, and the Fund and the Investment Fund may have to advance funds to protect an equity investment, forgo the receipt of interest income on debt investments, or may be required to dispose of investments on disadvantageous terms if necessary to raise needed funds. Because real estate, like many other types of long-term investments, historically has experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of real property interests. In addition, general economic conditions in the United States and abroad, as well as conditions of domestic and international financial markets, may adversely affect operations of real estate Investment Funds. In addition, investments in real property may result in certain income of the Fund that is effectively connected with a U.S. trade or business. See “TAXES.”

Concentration of Investments

There are no limitations imposed by the Investment Adviser or Sub-Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in other investments managed by a particular Underlying Manager or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, an investment portfolio may consist of a limited number of companies and may indirectly be concentrated in a particular industry area or group. The Fund will not knowingly concentrate its assets in any single industry.

Investment Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. It is possible that, at any given time, the assets of Investment Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. Because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Adviser or Investment Sub-Adviser may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “CERTAIN TAX CONSIDERATIONS.”

Industry Specific Risks

The Fund may invest from time to time in Investment Funds that focus on a particular industry or sector. There is a chance that there will be particular problems affecting an entire industry. Any fund that concentrates on a particular industry will generally be more volatile than a fund that invests more broadly. The performance of an Investment Fund that invests a substantial portion of its assets in a particular industry/sector will largely depend on the overall condition of such industry.

Foreign Investments

The Fund may invest in Investment Funds that hold portfolio investments outside of the United States. Foreign investments involve certain factors not typically associated with investing in U.S. businesses and securities. For instance, investments in non-U.S. businesses (i) may require government approvals under corporate, securities, exchange-control, non-U.S. investment and other similar laws and regulations, and (ii) may require financing and structuring alternatives and exit strategies that differ substantially from those commonly in use in the U.S. In addition, such risks of non-U.S. investing may include, in general, risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and various foreign currencies in which an Investment Fund’s investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative illiquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political factors, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (iv) the possible imposition of foreign taxes on income and gain recognized with respect to such securities.

Risks Related to Investing in Europe

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The Fund cannot predict for how long economic conditions will continue to impact the European markets adversely, or to what degree economic conditions will deteriorate further. Any further decline in the performance of national economies or the credit markets in European countries could have a negative impact on general economic and market conditions in Europe and globally. These events could negatively affect the value and liquidity of the Fund’s investments in the Investment Funds.

Brexit Risks

On June 23, 2016, the United Kingdom (U.K.) held a referendum in which a majority of voters approved an exit from the European Union (E.U.), commonly referred to as “Brexit.” The referendum was voluntary and not mandatory and, as a result of the referendum, it is expected that the British government will begin negotiating the terms of the U.K.’s withdrawal from the E.U. The announcement of Brexit caused significant volatility in global stock markets and currency exchange fluctuations, including a sharp decline in the value of the British pound sterling as compared to the U.S. dollar and other currencies. Consequently, investments denominated in British pounds sterling are subject to increased risks related to these currency rate fluctuations and our net assets in U.S. dollar terms may decline. Additionally, the announcement of Brexit has also resulted in a decrease in interest rates in the markets in which the Investment Funds may originate and purchase loans.

The long-term effects of Brexit are expected to depend on, among other things, any agreements the U.K. makes to retain access to E.U. markets either during a transitional period or more permanently. Brexit could adversely affect European or worldwide economic or market conditions and could contribute to instability in global financial and real estate markets. In addition, Brexit could lead to legal uncertainty and potentially divergent national laws and regulations as the U.K. determines which E.U. laws to replace or replicate. Until the terms and timing of the U.K’s exit from the E.U. become more clear, it is not possible to determine the impact that the referendum, the U.K.’s departure from the E.U. and/or any related matters may have on the Fund and the Investment Funds; however, any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the business of the Investment Funds, including their ability to source investment opportunities and to achieve favorable performance returns.

No Assurances as to Resale of Portfolio Investments.

There can be no assurances that the Fund will be able to sell or otherwise dispose of an Investment at a time that the Sub-Adviser considers to be economically opportune or at all.

Reliance on Underlying Managers

The Fund, Investment Adviser and the Sub-Adviser do not have an active role in the day to day management of the Investment Funds or the assets managed by the Underlying Managers. Moreover, neither the Fund nor the Advisers have the opportunity to evaluate the specific investments made by any Investment Fund prior to the consummation of such investments. While considering an Investment Fund for investment and during the period the Fund holds such an investment, the Sub-Adviser will often have only a limited opportunity to confirm the accuracy of information received from Underlying Managers. Investment Funds may carry their investments at cost or may employ another valuation method that may differ from the fair market value of such investments. Generally, there will be no independent pricing source for interests in Investment Funds. The returns of the Fund depend in part on the performance of these unrelated investment managers over which the Fund has no control and could be adversely affected by the unfavorable performance of one or more Underlying Managers. The Sub-Adviser will attempt to evaluate each Investment Fund based on an analysis of its investment portfolio at the time of investment from available information, criteria such as the performance history of the Investment Funds or other funds managed by such Underlying Managers, and the investment strategies of the Investment Funds. Past performance may not, however, be a reliable indicator of future results, and Underlying Managers, investment management personnel and investment strategies of any Investment Fund in which the Fund invests may change without the consent of the Fund.

Importance of Valuation and Structuring of Acquisitions

The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Investments, which is typically determined by reference to the carrying values most recently reported by the Investment Funds and other available information. The Investment Funds are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuation may not be indicative of current or ultimate realizable values. Moreover, there is no established market for secondary investment or for the privately held portfolio companies in which the Investment Funds may own securities, and there may not be any comparable companies for which public market valuations exist. As a result, the valuation of secondary investments may be based on limited information and is subject to inherent uncertainties. Generally, the Fund will not be acquiring interests directly from the issuers thereof, will not have the opportunity to negotiate the terms of the interests being purchased or any special rights or privileges, and expects to hold its secondary investments on a long-term basis. As a result, the performance of the Fund will be adversely affected in the event the valuations assumed by the Sub-Adviser in the course of negotiating acquisitions of investments prove to have been too high. The Fund also may face portfolio sales or other situations where, in order to make investments considered desirable, the Fund is required to make other investments considered less desirable or for which it is less comfortable with the estimated valuations.

Diversification Risk

The Investment Funds in which the Fund may invest may participate in a limited number of portfolio investments and, as a consequence, the aggregate return of the Investment Funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.

Control of Invested Funds

An Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests which could expose it to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

Accounting Standards

The Investment Funds may make investments in countries where generally accepted accounting standards and practices differ significantly from those practiced in the U.S. The evaluation of potential investments and the ability to perform due diligence may be adversely affected. The financial information appearing on the financial statements of a company operating in one or more European countries may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with accounting principles generally accepted in the U.S.

Lack of Control Over Investments

An Investment Fund may hold minority or non- controlling interests in a number of its private equity or real estate investments. Accordingly, the Investment Funds may be unable to exercise control over their investments, and the shareholders with the controlling interests in such investments may be able to take actions, which adversely affect the value of the investment or the Fund’s interest therein.

Risks Related to Underlying Managers

Competition for Investment Opportunities

Numerous investors will be competing with the Investment Funds for desirable investment opportunities. Because of this competition, the Investment Funds might not be able to participate in attractive investments that would otherwise be available to them. In addition, competition for investments also tends to increase the pre-money value of prospective issuers of portfolio securities, which may adversely affect investment returns.

Difficulty of Locating Suitable Investments

Although it is anticipated that the principals of the Underlying Managers have been successful in identifying attractive and opportune investments in the past, the Investment Funds may be unable to find a sufficient number of attractive opportunities to meet its investment objectives or fully invest their committed capital.

General Private Investment Risks

Many of the investments by Investment Funds will involve private securities and, therefore, may include significant risks not otherwise present in public market investments. The Investment Funds’ investments may involve highly speculative investment techniques, including highly concentrated portfolios, investments in unproven technologies, less-developed companies, control positions and illiquid investments.

In connection with the disposition of an investment in private securities, an Investment Fund may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Investment Fund also may be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate. These arrangements may result in the incurrence of contingent liabilities that may ultimately yield funding obligations that must be satisfied by the investors of the Investment Fund, including the Fund, to the extent of distributions made to such investors.

No Control over Issuers of Portfolio Securities of Investment Funds

The Investment Funds may from time to time acquire substantial positions in the securities of particular issuers. Nevertheless, the Fund will likely not obtain or seek to obtain representation on the board of directors of any issuer of securities held by any Investment Fund. Therefore, the success of each investment made by an Investment Fund will largely depend on the ability and success of the management of the issuers of such securities in addition to economic and market factors.

Limited Liquidity of Investments

The Investment Funds will likely purchase restricted securities that are not traded in public markets. Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of securities of similar companies that are publicly traded. No assurance can be given that a public market for securities held by the Investment

Funds will develop. It is highly speculative whether and when an issuer will be able to register its securities with any governmental securities authority (such as the SEC) so that they become eligible for trading in public markets. In many cases, investments in privately held companies will be long-term in nature and may require many years from the date of initial investment before disposition.

The Fund will acquire privately offered interests in Investment Funds. Such interests have not been registered under foreign or U.S. securities laws and, as a result, are not readily transferable. Withdrawals from those Investment Funds are also usually severely restricted. Consequently, the Fund may be unable to liquidate readily its interests in such Investment Funds.

Time Required for Maturity of Investments

The Sub-Adviser anticipates that significant time will generally be required before an investment made by an Investment Fund will reach a state of maturity such that a disposition of outstanding securities can be considered, and frequently require even longer periods before such disposition can occur. It is unlikely that any significant distributions generated from dividends received from, or disposition or liquidation of, an Investment Fund’s investments will be made until the later years of the term of the Fund, if at all. The Advisers can offer no assurance that Shareholders will realize a return with respect to their investments in the Fund within a reasonable time, or at all.

Third-Party Involvement; Non-Control Investments

The Investment Funds may co-invest with third parties through partnerships, joint ventures or other entities. Risks of such joint investments by the Investment Funds may include the existence of inconsistent economic or business goals with the third-party partner. Furthermore, the Investment Funds may be subject to liability for the actions of their third-party partners. The Investment Funds may make investments too small to permit the Underlying Managers of the Investment Funds to exercise control over the issuers of the portfolio securities held by such Investment Funds. The performance of such investments will be subject in large part to the expertise and ability of the parties exercising control over such investments and the Investment Funds’ investment would be subject to the investment objective of such parties.

Expedited Transactions

Investment analyses and decisions by an Underlying Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Underlying Manager at the time an investment decision is made may be limited, and the Underlying Manager may not have access to detailed information regarding the investment. Therefore, no assurance can be made that the Underlying Manager will have knowledge of all circumstances that may adversely affect an investment.

Litigation

Litigation can and does occur in the ordinary course of the management of an investment portfolio of securities. An Investment Fund may be engaged in litigation both as a plaintiff and as a defendant. This risk is somewhat greater where an Investment Fund exercises control or significant influence over the direction of a portfolio investment or portfolio company, including as a result of board or advisory committee participation. Such litigation can arise as a result of issuer default, issuer bankruptcies and/or other reasons. In certain cases, such issuers may bring claims and/or counterclaims against an Investment Fund, its Underlying Manager and/or their respective principals and affiliates alleging violations of securities laws and other typical issuer claims and counterclaims seeking significant damages. The expense of defending against claims made against an Investment Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Investment Fund to the extent that (i) the Investment Fund has not been able to protect itself through indemnification or other rights against the portfolio companies, (ii) the Investment Fund is not entitled to such protections or (iii) the portfolio company is not solvent. An Investment Fund’s Underlying Manager and others may be indemnified by the Investment Fund, as noted above, in connection with such litigation, subject to certain conditions.

Liquidity Risk

An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined herein). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Illiquid Investment Risk

The Fund will invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from private Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many private Investment Funds permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some private Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the private Investment Funds may withdraw on any single withdrawal date, and (iii) the private Investment Funds portfolios may include investments that are difficult to value and that may only be able to be disposed of at substantial discounts or losses.

In addition, the Fund’s interests in the private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a private Investment Funds pursuant to limited withdrawal rights. Some private Investment Funds also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the private Investment Funds affect the Fund’s ability to invest in, hold, vote the shares of, or sell the private Investment Funds. Furthermore, the Fund, upon its withdrawal of all or a portion of its interest in a private Investment Funds, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Repurchase Policy Risk

Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Investment Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Investment Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Valuation Risk

The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Investment Funds and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Investment Funds and other private securities are not publicly traded and the Fund will depend on appraisers, service providers and Underlying Managers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in a private Investment Fund, as provided by an Underlying Manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

For information about the value of the Fund’s investment in private Investment Funds, the Investment Adviser will be dependent on information provided by the private Investment Funds, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Investment Adviser’s ability to value accurately the Fund’s Shares. The Investment Adviser faces conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Investment Adviser’s compensation.

If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Investment Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in private Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the private Investment Funds. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a private Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. The Investment Adviser will attempt to resolve any conflicts between valuations assigned by an Underlying Manager and fair value as determined by the Investment Adviser by seeking information from the Underlying Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment. Shareholders in the Fund have no individual right to receive information about the private Investment Funds or the Underling Managers, will not be shareholders in the private Investment Funds, and will have no rights with respect to or standing or recourse against the private Investment Funds, Underlying Managers or any of their respective affiliates. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to the private Investment Funds. In no event is the Distributor responsible for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s Shares or in connection with any other purpose.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the assets in which the Fund or the Investment Funds invest. Legislation or regulation may also change the way in which the Fund or an Investment Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Investment Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Investment Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Additionally, the securities markets are subject to comprehensive statutes and regulations and the regulatory environment for the Investment Funds is evolving. Changes in the regulation of registered funds, securities markets, the Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

AIFM Directive Risks

The Directive 2011/61/EU on Alternative Investment Fund Managers (the “Directive”), broadly, applies to any person or undertaking which provides investment management services to a collective investment undertaking (such person, an “AIF Manager”) and requires, generally that (i) any AIF Manager established or operating in the European Union intending to provide investment management services to an alternative investment vehicle established within or outside the European Union (“AIF”); and (ii) any non-European Union AIF Manager intending to manage an AIF established in the European Union, must be authorized under the Directive, and, in order to be so authorized, comply with certain requirements and meet certain criteria. The Directive imposes new regulatory obligations on authorized AIF Managers in respect of their activities and on the AIFs that they manage.

In addition, the Directive regulates the marketing of AIFs in the European Union. In particular, the Directive restricts the marketing by any non-EU AIF Manager of an AIF to investors in the European Union. A non-EU AIF Manager seeking to market an AIF is required to meet certain criteria and to satisfy additional regulatory requirements, including as to regulatory and investor disclosure. It may not be possible to market an Investment Fund in the European Union, which may result in the Investment Fund not being able to raise expected levels of assets, have an adverse effect on its ability to make investments and/or reduce the Investment Fund’s liquidity. In the event the Investment Fund is marketed in the European Union, compliance with the Directive may increase the Investment Fund’s operating expenses. It is not yet clear to what extent the implementation of the Directive will affect the operation of either the Investment Funds or the Underlying Managers.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the private Investment Funds in which the Fund is invested. However, private Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of private Investment Funds in which the Fund can invest. The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

Private Investment Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of such a private Investment Funds income until such income has been earned by the private Investment Funds or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a private Investment Funds that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying private Investment Funds. The Fund’s investment in private Investment Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for the excise tax with respect to certain undistributed amounts.

In addition, the Fund invests in private Investment Funds located outside the United States. Such private Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of private assets and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

Cybersecurity Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Temporary Defensive Strategies Risk

When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Investment Adviser, Sub-Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Sub-Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Sub-Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Sub-Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Advisers invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Advisers or result in the Advisers receiving material, non-public information, or the Advisers may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Advisers acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisers which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Advisers and their affiliates may provide more services to some types of funds and accounts than others.

The Fund, Investment Adviser, and Sub-Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Investment Management and Other Services — Conflicts of Interest” in the SAI.

Failure to Obtain 17(d) Exemptive Relief

The Investment Company Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Fund has applied for exemptive relief from the provisions of Sections 17(d) of the Investment Company Act to invest in certain privately negotiated investment transactions alongside current or future private funds, separate accounts, or registered investment companies that are advised by the Investment Sub-Adviser or its affiliates or any company that is a direct or indirect, wholly- or majority-owned subsidiary of the Investment Sub-Adviser or its affiliates, collectively, the Fund’s “co-investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance that the Fund or the Investment Sub-Adviser will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to participate in such co-investment opportunities. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through these co-investment opportunities.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Advisers

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. Felicitas Global Partners, LLC serves as investment sub-adviser to the Fund (the “Investment Sub-Adviser” or “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”). Each of the Advisers is an investment adviser registered with the SEC under the Advisers Act.

The Investment Adviser is newly formed and did not have any assets under management as of May 31, 2023. As of May 31, 2023, the Sub-Adviser and its affiliates had assets under management of approximately $792 million.

The Advisers and their affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund, and the Advisers and/or their affiliates may in the future serve as an investment advisers or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGER

The personnel of the Sub-Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

BONAR CHHAY — Portfolio Manager

Mr. Chhay, CFA, joined the Sub-Adviser and its affiliated companies in 2012 and is currently Managing Partner and Founder of the Sub-Adviser. Prior thereto, from 2006 to 2012, Mr. Chhay helped manage the J. Paul Getty Trust’s global private equity portfolio and spearheaded major secondary-market transactions. From 2004 to 2006, Mr. Chhay served as an investment analyst, specializing on performing due diligence on alternative investments, at Contango Capital Advisors, the wealth management arm of Zions Bank. Mr. Chhay graduated from UC Berkley with a Bachelor of Arts in Business Administration. Mr. Chhay is a holder of the right to use the Chartered Financial Analyst ® designation.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES” in the SAI for additional information about the portfolio managers’ compensation, other accounts managed, and the portfolio managers’ ownership of Fund securities.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Investment Adviser and the Fund became effective as of June 20, 2023 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s semi-annual report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of its affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, director, officer or employee of the Investment Adviser, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Investment Management Fee

The Fund pays to the Investment Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s NAV as of each quarter-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that quarter.

The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000.00 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000.00. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

DISTRIBUTOR

UMB Distribution Services, LLC is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 235 W. Galena St., Milwaukee, Wisconsin 53212. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed per-class NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.

Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares. Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Financial Intermediary. The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Intermediary. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its registration and qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by the Distributor in the performance of its duties, obligations, or responsibilities set forth in the Distribution Agreement, the Distributor and its affiliates, including their respective officers, directors, partners, agents, and employees (collectively with the Distributor, the “Distributor Indemnitees”), shall not be liable for, and the Fund agrees to indemnify and hold harmless such persons from and against any and all taxes, charges, expenses, assessments, claims, demands and liabilities (including, without limitation, the reasonable costs of investigating or defending any alleged tax, charge, assessment, claim, demand, liability or expense and reasonable legal counsel fees incurred in connection therewith as well as any disbursements and liabilities arising under applicable federal and state laws) (collectively, “Losses”) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to the Distributor by the Fund or the Fund’s investment adviser, custodians, or other service providers in any material respect; (ii) any claim that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Fund and/or the Fund’s investment adviser or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished by or on behalf of the Distributor in writing; (iii) any wrongful act of the Fund or any of its officers; (iv) any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; (v) the Fund’s breach of any of its representations, warranties or covenants contained in this Agreement; (vi) the Fund’s failure to comply with applicable laws or regulations; (vii) any liability of the Distributor resulting from a representation, covenant or warranty that the Distributor makes, or any indemnification that the Distributor provides, on behalf of the Fund and in reliance on a Fund representation, covenant or warranty in an intermediary agreement relating to the Fund; (viii) the Distributor’s reliance on any instruction, direction, notice, instrument or other information that the Distributor reasonably believes to be genuine; (ix) any other action or omission to act which the Distributor takes in connection with the provision of services to the Fund pursuant to this Agreement and the Fund’s Prospectus; or (x) any action taken or omitted by the Fund prior to the effective date of the Distribution Agreement. The Distributor also has no duty to calculate the net asset value of Fund Shares or to inquire into, or liability for, the accuracy of the net asset value per Share (including a Class thereof) as calculated by or for the Fund.

The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, the Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of the foregoing payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws and are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See “Additional Payment to Financial Intermediaries” in the SAI.

Shareholder Service Plan

The Fund intends to adopt a Shareholder Service Plan with respect to Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Shareholder Service Plan will allow the Fund to pay shareholder servicing fees for the sale and servicing of its Class I Shares. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.15% per year on Class I Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Shareholder Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. The Fund may pay all or a portion of these fees to any registered securities dealer, financial institution, or any other person (each, a “Recipient”) who provides certain shareholder services, pursuant to a written agreement. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class Y Shares are not subject to the Shareholder Servicing Fee. Class I Shares are not offered for purchase until the Fund has receive an exemptive order permitting the multi-class structure.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator an annual fee beginning at 0.095% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The amounts listed include certain out of pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”) serves as a custodian of the assets of the Fund to which it is allocated and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund pays all of its expenses, or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; Distribution and Servicing Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement may not be terminated before July 1, 2024 and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Advisers and their affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund has applied for exemptive relief from the SEC that would permit the Fund to participate in certain negotiated investments alongside other funds managed by the Investment Sub-Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act , subject to certain conditions including (i) that a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be identical for each fund participating pursuant to the exemptive relief. The Fund will not engage in 17(d) investments alongside affiliates unless the Fund has received an order granting such exemptive relief or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. There can be no assurance when or if the Fund will obtain such exemptive relief. Furthermore, even if the Fund obtains exemptive relief, it could be limited in its ability to invest in certain investments in which the Investment Sub- Adviser or any of its affiliates are investing or are invested.

Although the Advisers and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Advisers and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Advisers or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Adviser and the Investment Sub-Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were 5,556,728.330 outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

The Fund is not a liquid investment.    No Shareholder will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares, as described below.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly. The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•        the recommendation of the Investment Adviser;

•        whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•        the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•        the investment plans and working capital requirements of the Fund;

•        the relative economies of scale with respect to the size of the Fund;

•        the history of the Fund in repurchasing Shares or portions thereof;

•        the availability of information as to the value of the Fund’s assets;

•        the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•        the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

The Investment Adviser currently expects that, beginning on or about the first quarter of 2024, it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on or about on or about March 31, June 30, September 30 and December 31 of each year (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on quarterly basis or at all. The Board may elect not to conduct a tender offer, notwithstanding the recommendation of the Investment Adviser. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board. The Fund is not required to conduct tender offers.

In certain circumstances, the Board may require a Shareholder to tender its Shares.

Shareholders whose written tenders of Shares are accepted by the Fund will be subject to the risk of fluctuations in the NAV of Shares until the Valuation Date. In addition, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Investment Funds, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) no later than the 65th day after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable repurchase offer. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective. Shares may be repurchased prior to Investment Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) no later than the 65th day after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable repurchase offer, subject to audit adjustment, and the balance due will be determined and paid within two business days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Prospectus, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay in cash an amount equal to the value, determined as of the valuation date, of the repurchased shares. Payment under the promissory note will be made by the Fund within 65 days after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable tender offer. Pursuant to the promissory note, if all of a shareholder’s shares are repurchased, the shareholder will receive an initial payment in cash equal to 95% of the value of the shares and the balance due will be paid in cash promptly (within two business days) after completion of the Fund’s audit. Any promissory notes will be held by the Fund Administrator and can be provided upon request by calling UMB Fund Services, Inc. at (888) 884-8810.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934.

Payment by the Fund upon a repurchase of Shares is expected to be made in cash. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Valuation Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Valuation Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Valuation Date. Shareholders whose written tenders are not accepted by the Fund for payment prior to the expiration of forty business days from the commencement of the offer, have the right to withdraw their tender requests.

Payments for repurchased Shares may require the Fund to liquidate Investments earlier than the Investment Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of share class.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Investments, if the Sub-Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

In the event that the Advisers or any of their affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $250,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser, the Sub-Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Investment Adviser as its valuation designee (“Valuation Designee”). The Valuation Procedures provide that the Fund will value its investments in Direct Investments and Investment Funds at fair value.

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Prior to the Fund investing in any Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its quarter-end NAV and the NAV of each Share, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Investment Funds may be revised and fiscal year-end NAV calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way. The Valuation Procedures provide that, where deemed appropriate by the Advisers and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Other Securities

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Valuation Designee are fair to the Fund and consistent with applicable regulatory guidelines.

The Investment Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Valuation Designee or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect. In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on the last day of each quarter. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of Investments, non-capital gains proceeds from the sale of Investments, dividends or other distributions paid to the Fund and expense reimbursements from the Investment Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Investment Adviser. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending June 30, 2024, and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders that elect not to participate in the DRIP will receive dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash at a total amount of not less than 20% of the total amount distributed to Shareholders.

Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass-through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends generally to make distributions to shareholders of all of its net income and gains for each taxable year. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each calendar year to avoid liability for this excise tax.

Investments in Partnerships. The Fund will own interests in Investment Funds that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in underlying funds to make the required distributions. The character of the income recognized by each Investment Fund that is a partnership will flow through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income. Accordingly, if such an Investment Fund derives income other than qualifying income, the Fund may need to take steps to avoid recognizing such nonqualifying income, including the formation of one or more corporate subsidiaries to hold a portion of the Fund’s interests in such Investment Funds.

Distributions to Shareholders. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “net capital gain” (the excess, if any, of net long-term capital gains over net short-term capital losses) earned by the Fund will generally be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. Moreover, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Sales, Exchanges and Redemptions. You will recognize gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months, except that a loss recognized on disposition of shares held for six months or less will be recharacterized as long-term capital loss to the extent of any capital gains dividends that have been received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Certain Withholding Taxes.    The Fund and the Investment Funds may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund and the Investment Funds. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

IRAs and Other Tax Qualified Plans.    In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders.    Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to the Fund’s net long-term and short-term capital gains. or to the Fund’s net interest income from U.S. sources (provided, in each case, that such foreign person furnishes a properly completed Form W-8BEN, W-8BEN-E or other applicable Form W-8). The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest from non-U.S. sources, and dividends from companies whose securities are held by the Fund for the Investment Funds, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes.    In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Backup Withholding.    Under applicable “backup withholding” requirements, the Fund will generally be required in certain cases to withhold and remit to the IRS a percentage of the distributions or sales proceeds payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. The following groups of investors are eligible to purchase Class Y Shares without any initial minimum investment requirement: (i) accounts and programs offered by certain financial intermediaries, such as registered investment advisers, provided that the minimum aggregate value of such accounts is $250,000; and (ii) principals and employees of the Investment Adviser and Investment Sub-Adviser and their respective affiliates and their immediate family members.

The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. The following groups of investors are eligible to purchase Class I Shares without any initial minimum investment requirement: accounts and program offered by certain financial intermediaries, such as registered investment, provided the minimum aggregate value of such accounts is $25,000.

The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar quarter (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. An investor may not know the NAV of the Fund applicable to its purchase of Shares at the time of payment. A prospective investor must also submit a completed investor application at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Although an investor must submit its subscription for Shares and transmit the funds for the subscription prior to the acceptance of the subscription on the first business day of the applicable calendar quarter, the investor will not become a Shareholder of the Fund with respect to the Shares until (and the Fund will issue purchased Shares to the investor only as of) such acceptance (i.e., the first business day of the relevant calendar quarter). An investor’s subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. In general, an investment will be accepted if the investor meets the Fund’s eligibility requirement and a completed investor application and funds are received in good order on or prior to the Acceptance Date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. For any investor whose investment is not accepted, the balance in the escrow account with respect to such investor will be returned to the investor. Any interest earned with respect to escrow accounts will be paid to the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s initial fiscal period will begin with commencement of its operations and end June 30, 2024. Thereafter, the Fund’s fiscal year will be the 12-month periods ending on June 30. The Fund’s initial taxable period will begin with the commencement of its operations and end June 30, 2024. Thereafter, the Fund’s taxable year will be the 12-month periods ending on June 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Cohen & Company, Ltd., 151 N. Franklin St., Suite 575, Chicago, IL 606060 as the Fund’s independent registered public accounting firm.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810.

Felicitas Private Markets Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(888) 884-8810

Investment Adviser
Skypoint Capital Advisors, LLC
1380 W. Paces Ferry Road, Suite 2180
Atlanta, GA 30327

Investment Sub-Adviser
Felicitas Global Partners, LLC
65 N. Raymond Avenue, Suite 315
Pasadena, CA 91103

Transfer Agent/Administrator
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Custodian Bank
UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, MO 64106

Distributor
UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

Fund Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 N. Franklin St., Suite 575
Chicago, IL 60606

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, [              , 2023]

FELICITAS PRIVATE MARKETS FUND
STATEMENT OF ADDITIONAL INFORMATION
Class Y Shares (Ticker Symbol: FPMYX)
Class I Shares (Ticker Symbol: FPMIX)

Dated [            ], 2023

c/o UMB Fund Services, Inc.
235 West Galena Street Milwaukee, WI 53212
(888) 884-8810

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Felicitas Private Markets Fund (the “Fund”) dated [    ], 2023, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by UMB Distribution Services, LLC (the “Distributor” or “UMBDS”) to institutions and financial intermediaries that may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, Skypoint Capital Advisors, LLC (the “Investment Adviser”), and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [    ], 2023, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

S-i

GENERAL INFORMATION

Felicitas Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time, the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)    Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)    Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)    Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)    Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)    Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)    Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)    Concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds (defined below), but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing.    The Investment Company Act restricts an investment company from borrowing in excess of 33⅓% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration.    The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. The Fund may invest in Investment Funds that concentrate their assets in one or more industries. The Fund will consider the concentration of Investment Funds when determining compliance with its concentration policy. The Fund will not invest 25% or more of its assets in an Investment Fund that has a policy to concentrate its assets in one or more industries and will take such policy into consideration for purposes of the Fund’s industry concentration policy set forth in investment restriction 7.

Senior Securities.    Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities unless the issuance thereof is consistent with Rule 18f-4 under the Investment Company Act, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

As discussed in the Prospectus, the Fund’s investment objective is to deliver a combination of yield and capital appreciation. The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments. The Fund’s investment objective and investment strategies (except those indicated below) are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (“Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets”. The Fund will provide shareholders with at least 60 days’ notice prior to changing this 80% policy.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

Equity Securities

The investment portfolios of Investment Funds will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Underlying Managers may generally invest Investment Funds’ assets in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. An Underlying Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Underlying Manager to be of comparable quality.

An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Funds anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Investment Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”). The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

In addition, on February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted.

Money Market Instruments

The Fund or Investment Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Adviser or an Underlying Manager deems appropriate under the circumstances. The Fund or Investment Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

Investment Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Investment Fund may suffer losses as a result of its hedging activities.

Options and Futures

The Underlying Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, an Underlying Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Investment Funds may include options on baskets of specific securities. An Investment Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Underlying Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Underlying Manager could exercise the option should it deem it advantageous to do so.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Underlying Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Underlying Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Underlying Managers may purchase and sell interest rate futures contracts for an Investment Fund. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Managers may purchase and sell currency futures for an Investment Fund. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund intends to rely on the no-action relief provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Investment Adviser is not required to register as a “commodity pool operator” (“CPO”) with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of this Prospectus, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Investment Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or the investment adviser having to register as a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

Options on Securities Indexes

Some or all of the Underlying Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Manager of options on stock indexes will be subject to the Underlying Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements

The Underlying Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Underlying Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the

Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

Leverage

In addition to the use of leverage by the Underlying Managers in their respective trading strategies, the Investment Adviser may leverage the Fund’s allocations to the Underlying Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Adviser determines to be creditworthy.

Thus the Fund, through its leveraged investments in the Investment Funds and through each Underlying Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Underlying Managers employ in their Investment Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund’s profits or losses as compared to its net assets. The Underlying Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Underlying Managers’ margin Investment Funds decline in value, or should brokers from which the Underlying Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Underlying Managers could be subject to a “margin call,” pursuant to which the Underlying Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Underlying Manager, the Underlying Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Short Selling

The Underlying Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Investment Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Investment Fund has the right to obtain). When an Investment Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Investment Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Adviser, Sub-Adviser, and Underlying Managers

The Fund invests its assets primarily in a number of funds managed by Underlying Managers, selected by the Sub-Adviser. The success of the Fund depends upon the ability of the Sub-Adviser to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Underlying Managers to develop and implement strategies that achieve their respective investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers, or the terms of any such investments.

Compensation Arrangements with the Underlying Managers

Underlying Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Underlying Managers or the Investment Funds could occur during the term of the Fund. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

Control Positions

Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities.

Effect of Investor Withdrawals on an Underlying Manager’s Ability to Influence Corporate Change

From time to time an Investment Fund may acquire enough of a company’s shares or other equity to enable its Underlying Manager, either alone or together with the members of any group with which the Underlying Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such an Investment Fund request withdrawals representing a substantial portion of the Investment Fund’s assets during any period when its Underlying Manager (or members of any such group) are seeking to influence any such corporate changes, the Underlying Manager may be compelled to sell some or all of the Investment Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Underlying Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Investment Fund and subsequently, the Fund.

Reliance on Key Personnel of the Investment Adviser and Sub-Adviser

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser and Sub-Adviser. If one or more of the key individuals leaves the Investment Adviser or Sub-Adviser, the Investment Adviser or, as applicable, the Sub-Adviser, may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Dilution

If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Investment Fund.

Indirect Investment in Investment Funds

Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in an Investment Fund. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Investment Funds’ assets may be held in one or more funds maintained for the Fund or the Investment Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Investment Funds and the Fund. If one or more of the Investment Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Investment Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Funds may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Investment Funds and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for an Investment Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for an Investment Fund to close out positions.

Enforceability of Claims Against Investment Funds

The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign Investment Funds; (2) enforce judgments obtained in U.S. courts against foreign Investment Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an Investment Fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Investment Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value.

Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	16	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

____________

*        The fund complex consists of the Fund and AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, First Trust Hedged Strategies Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	17	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Brian Smith Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer, Skypoint Capital Partners, LLC (October 2019 – Present; Chief Operating Officer, Angel Oak Capital Advisors (2014 – 2018)	N/A	N/A
Richard Finch Year of Birth: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	President, Green Square Wealth Management (2009 – Present)	N/A	Director, Principal Street Partners
Brian Dillon Year of Birth: 1963 c/o UMB Fund Services, Inc. 235W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (September 2022 – Present); Chief Compliance Officer, ORIX Advisers, LLC (2020 – 2022); Chief Compliance Officer, Mariner Investment Group (2019 – 2020); Chief Risk & Compliance Officer, BrightSphere Investment Group (2005 – 2019)

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

____________

*        The fund complex consists of the Fund and AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, First Trust Hedged Strategies Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Sub-Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non- profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser and Sub-Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser, Sub-Adviser, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, Sub-Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser, Sub-Adviser, and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser, Sub-adviser, and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”), the Investment Adviser, and Sub-Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Trustee and Officer Ownership of Securities

As of the date of the SAI, none of the Trustees owns Shares of the Fund.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

As of June 30, 2023, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser or the Distributor, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser or the Distributor.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $10,000 per fiscal year. Trustees who are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, Investment Adviser, Sub-Adviser and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, Investment Adviser, Sub-Adviser and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Investment Adviser and Sub-Adviser are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

Skypoint Capital Advisors, LLC serves as the investment adviser to the Fund and is responsible for determining and implementing the Fund’s overall investment strategy and for the day-to-day management of the Fund’s portfolio, including selection and oversight of the Sub-Adviser and the Fund’s other service providers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Investment Adviser is a Delaware limited liability company. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of June 20, 2023 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant the Investment Management Agreement, and in consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund (the “Investment Management Fee”).

Investment Management Fee

Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s NAV as of each quarter-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that quarter.

The Investment Sub-Adviser

Felicitas Global Partners, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund and is also responsible for determining and implementing the Fund’s overall investment strategy, including investment selection, initial and on-going due diligence of underlying managers, and asset allocation, and providing certain clerical, bookkeeping and other administrative services. The Sub-Adviser is a Delaware limited liability company. The Sub-Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Sub-Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Sub-Adviser provides such services to the Fund pursuant to the Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”).

The Investment Sub-Advisory Agreement became effective as of July 1, 2023 and will continue in effect for an initial two-year term. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, or (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Investment Sub-Advisory Fee

Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a quarterly Investment Sub-Advisory Fee equal to 83.33% of the first $750,000.00 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000.00. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

Expense Limitation and Reimbursement Agreement

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of the Fund (the “Expense Limit”) through July 1, 2024. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement may not be terminated before July 1, 2024 and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the repayment.

The Portfolio Managers

The personnel of the Sub-Adviser who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Manager”) is Bonar Chhay.

Other Accounts Managed by the Portfolio Manager(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Bonar Chhay	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$791,491,483	8	$409,832,191
	Other Accounts:	0	$0	0	$0

____________

(1)      As of May 31, 2023.

Conflicts of Interest

The Investment Adviser, Sub-Adviser and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser and Sub-Adviser seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

Each of the Investment Adviser and Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Manager

Mr. Chhay receives a base salary and bonus, neither of which is directly tied to the performance of the Fund, and is eligible to avail himself of the life insurance, medical and dental benefits offered to all employees of the Sub-Adviser and to participate in the Sub-Adviser’s 401(k) plan. Any salary and/or bonus received by the portfolio manager is tied to the overall performance of the Sub-Adviser’s overall business.

Portfolio Manager’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
Bonar Chhay	None

____________

(1)      As of the date of this SAI.

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Adviser and Sub-Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., 151 North Franklin St., Suite 575, Chicago, IL 60606, has been selected as the independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser, Sub-Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

DISTRIBUTOR

UMB Distribution Services, LLC is the distributor of Shares and is located at 235 W. Galena St., Milwaukee, Wisconsin 53212. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a commercially reasonable efforts basis. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

The Investment Adviser, Sub-Adviser or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that the Investment Adviser, Sub-Adviser or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into the Fund, (ii) the value of the assets invested in the Fund by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in the Fund’s sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the Fund for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

The Investment Adviser, Sub-Adviser and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by the Investment Adviser, Sub-Adviser or an affiliate under this category of services may be charged back to the Fund, subject to approval by the Board.

The Investment Adviser, Sub-Adviser and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in the Fund or that make Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about the Fund in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of the Investment Adviser, Sub-Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Fund out of Fund assets.

From time to time, the Investment Adviser, Sub-Adviser and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to marketing support and program servicing payments described above. For example, the Investment Adviser, Sub-Adviser and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Investment Adviser, Sub-Adviser and/or its affiliates may also pay intermediaries for enabling the Investment Adviser, Sub-Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Investment Adviser, Sub-Adviser and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Investment Adviser, Sub-Adviser and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Fund are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Investment Adviser, Sub-Adviser and/or its affiliates.

The amounts of payments referenced above made by the Investment Adviser, Sub-Adviser and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Fund to its customers. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Investment Adviser, Sub-Adviser and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from the Investment Adviser, Sub-Adviser and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Sub- Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-(888) 884-8810 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 1, 2023 the following persons had a greater than 5% interest in the Fund.

Name and Address:	Percentage Ownership
NFS LLC FBO Shareholder	5.13%
NFS LLC FBO Shareholder	6.41%
NFS LLC FBO Shareholder	7.69%
NFS LLC FBO Shareholder	5.13%

FINANCIAL STATEMENTS

Appendix C to this SAI provides financial information regarding the Felicitas Equity Fund, LP (the “Predecessor Fund”) and the Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Fund after giving effect to the proposed reorganization of the Predecessor Fund into the Fund is included in the Prospectus. The reorganization will not result in a material change to the Predecessor Fund’s investment portfolio due to the investment restrictions of the Fund. As a result, a schedule of investments of the Predecessor Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Predecessor Fund as compared to those of the Fund.

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

Felicitas Global Partners, LLC

Proxy Voting Policy

June 28, 2023

65 North Raymond Avenue, Suite 315, Pasadena, CA 91103 | Telephone: 310.461.8990

This material is the property of Felicitas Global Partners, LLC (referred to herein as the “Company” or “Firm”) and must be returned to the Company if your employment or association with the Company is terminated for any reason. The contents of this material are confidential, and should not be revealed to third parties.

A.     Proxy Voting

1.           General

The Company’s provisions related to proxy voting will be characteristic of each Client’s respective agreements.

For the Company’s Clients that are pooled investment vehicles and separately managed accounts, the Company neither asks for, nor accepts voting authority for client securities. Fund and SMA Clients will receive proxies directly from the issuer of the security of the custodian. Fund and SMA Clients should direct all proxy questions to the issuer of the security. If the Company decides to accept proxy voting authority in the future for these Client Types, it will amend its proxy voting policy accordingly.

As outlined in the sub-advisory agreement, the Company in its capacity as a Sub-Adviser to a Registered Fund shall be responsible for: (i) directing how the Registered Fund should vote proxies solicited by issuers of securities and other investments beneficially owned by the Registered Fund, and (ii) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities and other investments held by the Registered Fund.

In the event that the Adviser were to participate in proxy voting with respect to the closed-end investment company (“Registered Closed-End Fund”), the Adviser has adopted the following Proxy Voting Policies.

The Company is responsible for voting proxies for all portfolio securities of a Registered Closed- End Fund and keeping certain records relating to how the proxies were voted as required by the Advisers Act and Proxy Rule under the 1940 Act. The Registered Closed-End Funds’ administrator will prepare and file, based on such record, Form N-PX on an annual basis with the SEC no later than August 31 of each year.

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures (“Proxy Voting Policy”) reasonably designed to ensure the Company votes proxies in the best interest of its Clients and address how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company shall vote proxies solicited by or with respect to the issuers of securities in which assets of a Client portfolio are invested, unless: (i) the Client is subject to ERISA and the Advisory Contract between the Company and the Client expressly precludes the voting of proxies by the Company; (ii) the Client is not subject to ERISA and the Client otherwise instructs the Company; or (iii) the Company has responsibility for proxy voting and, in the Company’s judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the Client. If the Client does not grant direct voting authority to the Company, Clients will not receive information about their proxies from the Company. Instead, Clients will be instructed to receive proxies from their custodian, transfer agent or other third-party service providers such as their proxy service provider.

2.           Primary Consideration in Voting

When the Company votes a Client’s proxy with respect to a specific issuer, a Client’s economic interest as a shareholder of that issuer is the Company’s primary consideration in determining how proxies should be voted. The Company will not consider interests of the Company, other stakeholders of the issuer or interests the Client may have in other capacities. The Company shall vote proxies with the goal of maximizing the value of the securities in Client portfolios.

Generally, the Company votes proposals in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, the Company may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, the Company believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. The Company will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind the Company’s fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

3.           Engagement of Service Provider

The Company may engage one or more independent third-party proxy advisory firms (“Proxy Firm”) to (i) make recommendations to the Company of proxy voting policies for adoption by the Company; (ii) perform research and make recommendations to the Company as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by the Company and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to the Company on its activities. In no circumstances shall a Proxy Firm have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Company. The Company shall retain final authority and fiduciary responsibility for the voting of proxies.

4.           Proxy Voting Guidelines

The Firm’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the Client.

The majority of proxy-related issues generally fall within the following five categories:

•        corporate governance

•        takeover defenses

•        compensation plans

•        capital structure

•        social responsibility

The Company’s proxy voting guidelines are both principles-based and rules-based. The Company adheres to a core set of principles that are described in this Proxy Voting Policy and assesses each proxy proposal in light of these principles. The Company’s proxy voting “litmus test” will always be what it views as most likely to maximize long-term shareholder value. The Company believes that the authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, the Company supports strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

The Firm will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Generally, the Company will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, the Company votes in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, the Company may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, the Company believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. The Company will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind the Company’s fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

The proxy voting guidelines provide that the Company will generally vote for or against various proxy proposals, usually based upon certain specified criteria.

As an example, the guidelines provide that the Company will generally vote in favor of proposals to:

•        Repeal existing classified boards and elect directors on an annual basis;

•        Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•        Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•        Lower supermajority shareholder vote requirements for mergers and other business combinations;

•        Increase common share authorizations for a stock split;

•        Implement a reverse stock split;

•        Approve an ESOP (employee stock ownership plan) or other broad-based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•        Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The proxy voting guidelines also provide that the Company will generally vote against proposals to:

•        Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

•        Classify the board of directors;

•        Require that poison pill plans be submitted for shareholder ratification;

•        Adopt dual class exchange offers or dual class recapitalizations;

•        Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•        Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•        Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

For other proposals, the Company shall determine whether a proposal is in the best interests of its Clients to maximize long-term shareholder value and may take into account the following factors, among others:

•        whether the proposal was recommended by management and the Adviser’s opinion of management;

•        whether the proposal acts to entrench existing management; and

•        whether the proposal fairly compensates management for past and future performance.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to the Firm’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a Client’s investment. Additionally, the Firm may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a Client. Accordingly, the Firm may abstain from voting in certain circumstances.

5.           Conflicts of Interest

Conflicts of interest involved in a proxy vote shall be addressed though the following three-step process:

i.  Identification of all potential conflicts of interest

Examples of potential conflicts of interest include:

•        The Company or an affiliate manages a pension plan, administers Employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a Company whose management is soliciting proxies;

•        The Company or an affiliate has a substantial business relationship (separate from the Company’s investment strategy) with a portfolio company or a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•        The Company or an affiliate has a business relationship (separate from the Company’s investment strategy) or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships; or

•        An officer or Employee of the Company or an affiliate may have a familial relationship to a portfolio company (e.g. a spouse or other relative who serves as a director of a public company).

ii.  Determination of material conflicts

The SEC has not provided any specific guidance as to how an investment adviser should analyze or determine whether a conflict is “material” for purposes of proxy voting. Thus, traditional analysis of questions of materiality under the federal securities laws should be used.

iii.  Establishment of procedures to address material conflicts

If a material conflict of interest with respect to a particular vote is encountered, contact the CCO to determine how to vote the proxy consistent with the best interests of a Client and in a manner not affected by any conflicts of interest.

6.           Recordkeeping

Pursuant to Rule 204-2, the Company shall retain the following five types of records relating to proxy voting:

•        Proxy voting policy and procedures;

•        Proxy statements received for Client securities;

•        Records of votes cast on behalf of Clients;

•        Written client requests for proxy voting information and written adviser responses to any client request (whether oral or written) for proxy voting information; and

•        Any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

7.           Review

The Company and the CCO shall be responsible for the periodic, but at least annual, review of the Company’s proxy voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether such policies and procedures continue to be reasonably designed to ensure that proxy votes casts on behalf of Clients is in the best interest of such Clients.

8.           Policy Statement and Requests

The Company shall make a summary of this Proxy Voting Policy available to Clients on at least an annual basis. Such summary will be contained in the Company’s Form ADV Brochure. Additionally, CCO shall work with the Trust CCO, as required or requested, to ensure the Funds disclose in their statements of additional information or on Form N-CSR, as applicable, a summary of this Proxy Voting Policy and the policies and procedures that are used to vote proxies relating to securities held in their portfolios. The Company shall also make the entire Proxy Voting Policy and the Company’s proxy voting records with respect to a Client’s account available to that Client or its representatives for review and discussion upon the Client’s request or as may be required by applicable law. The Company generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a Client account except as required by applicable law, but may disclose such information to a Client who itself may decide or may be required to make public such information. Upon a request from a person other than a Client for information on the Company’s proxy voting, Company personnel are prohibited from disclosing such information unless otherwise directed to do so by a Client, in which case Company personnel shall direct the requesting party to the CCO who will handle the request.

Questions related to this Proxy Voting Policy, the proxy voting process and/or information regarding how the Company voted proxies relating to a Client’s portfolio of securities may be obtained by Clients, free of charge, by contacting the CCO at (310) 651-8992 or bonar@felicitasgp.com.

Felicitas Private Markets Fund

Proxy Voting Policy and Procedures

Proxy Voting Procedures

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Skypoint Capital Advisers, LLC (“Skypoint” or the “Adviser”) does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, the Adviser generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, the Adviser will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. the Adviser’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to the Adviser.

the Adviser will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, the Adviser follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, the Adviser will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Adviser’s decision making in voting the proxy. If the Adviser determines that there is a material conflict of interest related to the proxy solicitation, the Adviser will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

The Adviser will seek to act solely in the best interests of its clients when exercising its voting authority. the Adviser determines whether and how to vote proxies on a case-by-case basis. In making such determination, the Adviser: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Adviser has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, the Adviser must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by the Adviser that were material to making a decision on how to vote. Under the circumstances where the Adviser votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, the Adviser will document and maintain its voting record.

For private investment funds, the Adviser may accept a seat on an advisory board or similar group for a fund in which one or more Skypoint clients have invested. the Adviser believes advisory board service benefits its clients by allowing the Adviser greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of the Adviser’s clients were to diverge from the interests of each other, the Adviser representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

APPENDIX B — RATINGS OF INVESTMENTS
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” — This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” — Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk. Default is a real possibility.

“RD” — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” — Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

____________

1        A long-term rating can also be used to rate an issue with short maturity.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short- term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” — This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk. “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk. “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” — Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present “CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” — Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•        Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•        Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Municipal Short-Term Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” — This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections .

“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited.1 From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX C — Financial Statements

FELICITAS EQUITY FUND, LP

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITOR’S REPORT

YEAR ENDED DECEMBER 31, 2022

FELICITAS EQUITY FUND, LP

Independent Auditor’s Report

To the Partners of
Felicitas Equity Fund, LP

Opinion

We have audited the accompanying financial statements of Felicitas Equity Fund, LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2022, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Felicitas Equity Fund, LP as of December 31, 2022, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Felicitas Equity Fund, LP and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Felicitas Equity Fund, LP’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•        Exercise professional judgment and maintain professional skepticism throughout the audit.

•        Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•        Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Felicitas Equity Fund, LP’s internal control. Accordingly, no such opinion is expressed.

•        Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•        Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Felicitas Equity Fund, LP’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Chicago, Illinois
September 15, 2023

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS

December 31, 2022
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(e)
United States
Lending
Crestline Praeter, L.P. – Fulcrum(b)(c)	—	8/19/2022	$506,923	$958,249	0.9%
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	—	12/23/2020	1,312,976	1,153,959	1.0
Crestline Portfolio Financing Fund II (US), L.P(b)(c)	—	12/10/2021	529,098	593,706	0.5
GACP II, L.P.(b)(c)	—	6/21/2018	197,791	484,853	0.4
Pathlight Capital Fund I LP(b)(c)	—	3/1/2019	1,794,644	1,899,790	1.7
TerraCotta Credit Fund L.P.(b)(c)	—	1/31/2019	2,000,000	2,039,680	1.8
Thorofare Asset Based Lending Fund V, L.P.(b)(c)	—	3/31/2022	3,001,009	3,075,687	2.7
Total Lending			9,342,441	10,205,924	9.0

Middle Market
Dugout Funding LLC(a)(b)	—	4/21/2020	—	1	—
LV Acadian, LP(b)(c)	—	6/18/2018	—	1,400	—
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	—	1/30/2018	7,120,030	10,322,306	9.2
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	—	8/20/2021	791,111	1,147,055	1.1
Total Middle Market			7,911,141	11,470,762	10.3

Private Credit
CL Oliver Co-Invest I, L.P.(b)(c)	—	9/20/2021	677,747	783,224	0.7
Golub Capital BDC 3, Inc.(c)	190,208	7/25/2022	2,855,877	2,807,475	2.5
Kayne Anderson BDC, Inc.(b)(c)	44,465	4/22/2021	705,219	733,721	0.7
Total Private Credit			4,238,843	4,324,420	3.9

Private Equity
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	—	4/1/2022	1,052,141	982,364	0.9
Harvest Growth Capital IV QP LLC(b)(c)	—	5/9/2022	191,270	191,390	0.2
Ironsides Direct Investment Fund V, L.P.(b)(c)	—	5/26/2020	717,520	1,309,021	1.2
NPC KeepTruckin, LLC(b)(c)	—	4/29/2021	262,500	274,213	0.2
NPC Opportunity Fund, L.P.(b)(c)	—	7/9/2021	803,900	851,071	0.8
NE II Fund SCSp(b)(c)	—	1/28/2022	1,517,921	3,228,262	2.9
Peregrine Select Fund II, L.P.(b)(c)	—	6/21/2021	751,741	745,080	0.7
Second Alpha Partners V, L.P.(b)(c)	—	7/29/2022	240,248	294,569	0.3
Signal Peak Ventures III CIV-A, L.P.(b)(c)	—	12/21/2021	1,002,486	998,864	0.9
Signal Peak Ventures IV, L.P.(b)(c)	—	7/1/2022	300,000	255,965	0.2
TSC Co-Invest L.P.(b)(c)	—	9/3/2020	183,296	480,917	0.4
Total Private Equity			7,023,023	9,611,716	8.6

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2022
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(e) (continued)
United States
Real Estate
13th Floor Fund IV, LP(b)(c)	—	12/22/2020	$373,849	$638,120	0.6%
EGH Investors LLC (Series A)(a)(b)	—	12/19/2019	1,372,925	1,759,394	1.6
EGH Investors LLC (Series B)(a)(b)	—	10/24/2022	230,491	295,382	0.3
LL-MS City Place, LLC(b)(c)	—	12/23/2022	608,498	1,055,273	0.9
LL-MS City Place, LLC Blocker(b)(c)	—	11/29/2021	612,070	1,057,112	0.9
LL-MS Covington, LLC(b)(c)	—	12/27/2022	291,690	497,013	0.4
LL-MS Fabian Way, LLC(b)(c)	—	11/6/2020	682,021	629,443	0.6
LL-MS Management, LLC(a)(b)	—	11/20/2020	165,502	165,502	0.1
LL-MS Troy Court, LLC(b)(c)	—	11/23/2020	544,672	1,421,655	1.3
Total Real Estate			4,881,718	7,518,894	6.7

Primaries
Banner Ridge DSCO Fund I (Offshore), LP(b)(c)	—	12/17/2021	418,391	662,980	0.6

Secondary Funds
Banner Ridge DSCO Fund I, LP(b)(c)	—	12/30/2022	1,662,010	2,676,882	2.4
Banner Ridge Secondary Fund III Co, LP (Class A)(b)(c)	—	1/2/2020	963,340	1,082,704	1.0
Banner Ridge Secondary Fund III Co, LP (Class B)(b)(c)	—	3/24/2021	170,004	191,069	0.2
Banner Ridge Secondary Fund III (T), LP(b)(c)	—	9/27/2019	1,088,139	2,824,936	2.5
Banner Ridge Secondary Fund IV (T), LP(b)(c)	—	6/16/2021	3,004,262	5,298,430	4.7
Harvest Growth Capital III LLC(b)(c)	—	12/8/2021	328,813	817,754	0.7
Inspiration Ventures Secondary Fund I, L.P.(b)(c)	—	6/1/2019	—	404,449	0.4
Felicitas Secondary Fund II, LP (Class A)(b)(c)(d)	—	6/30/2022	7,644,103	11,885,879	10.6
OCP Chimera LP(b)(c)	—	6/1/2019	—	362,380	0.3
Second Alpha Partners IV, L.P.(b)(c)	—	7/1/2018	577,117	1,397,859	1.2
VCFA Venture Partners VI, L.P.(b)(c)	—	5/27/2022	391,130	721,502	0.6
Total Secondary Funds			15,828,918	27,663,844	24.6

Total United States			49,644,475	71,458,540	63.7

Australia
Secondary Funds
Arrowroot Protecht, L.P.(b)(c)	—	1/27/2022	2,083,288	2,646,095	2.4

British Virgin Islands
Secondary Funds
Felicitas Secondary Fund II Offshore, LP (Class B)(b)(c)(d)	—	7/27/2020	1,926,376	2,963,153	2.6

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2022
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(e) (continued)
Cayman Islands
Lending
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	—	1/25/2021	$146,174	$124,477	0.1%
Crestline Portfolio Financing Fund II (US), L.P.(b)(c)	—	12/10/2021	132,285	148,529	0.1
FPA WhiteHawk III Onshore Fund, L.P.(b)(c)	—	10/27/2022	1,714,242	1,751,766	1.5
Total Lending			1,992,701	2,024,772	1.7

Middle Market
LBR Co-Invest Debtco, L.P.(b)(c)	—	7/30/2021	10,872	19,615	—
LBR Co-Invest Equityco, LLC(b)(c)	—	7/30/2021	206,454	372,484	0.3
Total Middle Market			217,326	392,099	0.3

Private Equity
Ironsides Offshore Direct Investment Fund V, L.P.(b)(c)	—	6/3/2022	126,621	230,948	0.2

Secondary Funds
Banner Ridge DSCO Fund II (Offshore), LP(b)(c)	—	9/1/2022	3,076	35,516	—
Banner Ridge Secondary Fund III (Offshore), LP(b)(c)	—	1/25/2021	226,379	510,587	0.5
Banner Ridge Secondary Fund IV Offshore, LP(b)(c)	—	5/13/2022	751,195	1,323,853	1.2
Total Secondary Funds			980,650	1,869,956	1.7

Total Cayman Islands			3,317,298	4,517,775	3.9

Germany
Secondary Funds
Jupiter SPV LP(b)(c)	—	1/21/2022	1,146,645	1,579,037	1.4

Guernsey Domiciled
Secondary Funds
PDC Opportunities V LP(b)(c)	—	7/6/2022	—	94,743	0.1

Israel
Secondary Funds
Awz Pentera II LLC(b)(c)	—	7/1/2022	1,013,663	1,732,944	1.5

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2022
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(e) (continued)
Luxembourg
Private Equity
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	—	12/16/2021	$4,690,081	$7,486,355	6.7%
The Evolution Technology Fund II SCSp(b)(c)	—	8/5/2022	1,577,289	2,196,698	2.0
			6,267,370	9,683,053	8.7
Secondary Funds
NE Pulse SCSp(a)(b)	—	10/19/2022	974,365	1,380,826	1.2

Total Luxembourg			7,241,735	11,063,879	9.9

United Kingdom
Private Credit
17Capital Co-Invest (A) SCSp(b)(c)	—	5/26/2021	995,954	903,321	0.8

Private Equity
Albion Growth Opportunities LP(b)(c)	—	7/6/2021	1,121,291	968,587	0.9
European Liquidity Solutions III Limited Partnership(b)(c)	—	10/6/2021	2,379,923	2,299,199	2.0
			3,501,214	3,267,786

Total United Kingdom			4,497,168	4,171,107	3.7

Total investments in private investment funds			$70,870,648	$100,227,273	89.2%

Investments in private operating companies(e)
United States
Common Shares
SEP Hamilton, LP(a)	535,464	7/30/2021	1,260,593	1,888,971	1.7

India
Convertible Preference Shares – Series D Paymate(a)	55	8/19/2021	831,098	1,915,420	1.7

Israel
Private Equity
I.G.M.R Research Ltd. – Preferred B Shares(a)	2,710	9/30/2022	73,166	73,138	0.1
I.G.M.R Research Ltd. – Preferred B-1 Shares(a)	54,389	9/30/2022	1,631,300	1,630,678	1.5
I.G.M.R Research Ltd. – Ordinary Shares(a)	7,193	9/30/2022	173,206	172,540	0.2
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares(a)	739	9/30/2022	18,837	18,830	—
See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2022
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private operating companies(e) (continued)
Israel
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares(a)	18,423	9/30/2022	$469,689	$469,510	0.4%
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares(a)	2,168	9/30/2022	55,281	55,260	—
Total Private Equity			2,421,479	2,419,956	2.2

Total investments in private operating companies			4,513,170	6,224,347	5.6

Loan Participations(a)(e)
United States
Loan Participations
Cypress REIT, LLC – Term Loan, 20% PIK, July 24, 2023	4,353,173	5/1/2019	2,430,827	1	—
Cypress REIT, LLC – Delayed Draw Term Loan, 20% PIK, July 24, 2023	1,864,482	5/1/2019	1,041,133	—	—
Cypress REIT, LLC – Priority Term Loan 14% PIK, July 24, 2023	156,839	7/22/2021	87,579	—	—
Venerable Loan 12% PIK, October 27, 2024	2,000,000	10/12/2021	1,713,873	1,995,448	1.8
Total Loan Participations			5,273,413	1,995,449	1.8

Securities
United States
Mutual Funds
Axonic Strategic Income Fund	191,045	8/1/2020	1,896,329	1,664,002	1.5
FPA Flexible Income Fund	101,662	6/1/2021	1,046,602	983,076	0.9
Total Mutual Funds			2,942,931	2,647,078	2.4

Total Investments, at fair value			$83,600,162	$111,094,147	99.0%

Other Assets in Excess of Liabilities				1,161,027	1.0
Net Assets				$112,255,174	100.0%

____________

PIK — Payment-in-Kind

(a)      Value was determined using significant unobservable inputs. See Note 2.

(b)      Private investment fund does not issue shares or units.

(c)      Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2 for respective investment categories, unfunded commitments and redemptive restrictions.

(d)      Affiliated private investment fund, see Note 5.

(e)      Investment restricted for resale.

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2022

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at end of period	Dividend Income	Capital Gain Distributions
Felicitas Secondary Fund II, LP (Class A)	$6,987,282	$3,823,536	$—	$—	$1,075,061	$11,885,879	—	$—	$—
Felicitas Secondary Fund II Offshore, LP (Class B)	1,740,893	955,884	—	—	266,376	2,963,153	—	—	—
Felicitas Clarity, LP	2,650,000	—	(2,419,957)	(80,043)	(150,000)	—	—	—	—
	$11,378,175	$4,779,420	$(2,419,957)	$(80,043)	$1,191,437	$14,849,032	—	$—	$—

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
STATEMENT OF FINANCIAL CONDITION

December 31, 2022
Assets
Non-Affiliated Investments, at fair value (cost $74,029,683)	$96,245,115
Affiliated Investments, at fair value (cost $9,570,479)	14,849,032
Cash and cash equivalents	1,260,084
Receivable from investments	77,701
Prepaid expenses	26,945
Other assets	797
Total Assets	$112,459,674

Liabilities and partners’ capital

Liabilities
Management fee payable	$104,500
Accrued expenses and other liabilities	100,000
Total liabilities	204,500
Partners’ capital	112,255,174
Total Liabilities and Partners’ Capital	$112,459,674

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
STATEMENT OF OPERATIONS

Year Ended December 31, 2022
Investment income
Dividend income	$123,738
Income distributions from non-affiliated private investment funds	2,523,990
Interest income from loan participations	395,918
Total investment income	3,043,646

Expenses
Management fee	394,554
Professional fees	134,858
Administrative fee	54,406
Operating expenses	39,316
Interest expense	231
Total expenses	623,365
Net investment income	2,420,281

Realized and unrealized gain (loss)

Net realized gain (loss) on affiliated private investment funds	(80,043)
Net realized gain (loss) on investments in securities	6,550
Net change in unrealized appreciation (depreciation) on non-affiliated private investment funds	7,601,532
Net change in unrealized appreciation (depreciation) on affiliated private investment funds	1,341,437
Net change in unrealized appreciation (depreciation) on private operating companies	1,458,775
Net change in unrealized appreciation (depreciation) on loan participations	(1,648,806)
Net change in unrealized appreciation (depreciation) on securities	(251,589)
Net gain from investments	8,427,856
Net income	$10,848,137

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2022
	General Partner	Limited Partners Series A	Limited Partners Series B	Total
Partners’ capital, beginning of year	$—	$67,784,575	$16,780,462	$84,565,037

Capital contributions	—	13,000,000	3,842,000	16,842,000

Allocation of net income
Pro rata income allocation	—	8,786,027	2,062,110	10,848,137
Carried interest allocation (see Note 4)	—	—	—	—
Partners’ capital, end of year	$—	$89,570,602	$22,684,572	$112,255,174

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
STATEMENT OF CASH FLOWS

Year Ended December 31, 2022
Cash flows from operating activities
Net income	$10,848,137
Adjustments to reconcile net income to net cash used in operating activities:
Net realized gain (loss) on affiliated private investment funds	80,043
Net realized gain (loss) on investments in securities	(6,550)
Net change in unrealized appreciation (depreciation) on non-affiliated private investment funds	(7,751,532)
Net change in unrealized appreciation (depreciation) on affiliated private investment funds	(1,191,437)
Net change in unrealized appreciation (depreciation) on private operating companies	(1,458,775)
Net change in unrealized appreciation (depreciation) on loan participations	1,648,806
Net change in unrealized appreciation (depreciation) on securities	251,589
Purchases of investment in loan participations	(285,987)
Purchases of investments in securities	(123,738)
Purchases of investments in private investment funds, including investment funded in advance	(29,967,127)
Purchases of investments in private operating companies	(2,437,791)
Distributions received from private investment fund, including change in distributions receivable	10,156,338
Distributions received from loan participations	904,847
Proceeds from sales of investments in securities	2,499,976
Change in operating assets and liabilities:
Accrued expenses and other liabilities	28,800
Management fee payable	25,904
Prepaid expenses	(14,403)
Other assets	4,721
Net cash used in operating activities	(16,788,179)
Cash flows from financing activities Capital contributions, including change in late interest payable to Limited Partners	15,234,800
Net cash provided by financing activities	15,234,800
Net decrease in cash	(1,553,379)
Cash and cash equivalents, beginning of year	2,813,463
Cash and cash equivalents, end of year	$1,260,084

Supplemental disclosure for non-cash flow financing activity Return of Capital distribution from Felicitas Clarity Fund, LP	$2,419,957
Purchase value of I.G.M.R. Research Ltd. Shares	(2,419,957)

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Felicitas Equity Fund, LP (the “Fund”), a Delaware limited partnership, commenced operations on February 23, 2018. The Fund’s objective is to provide superior long-term returns by investing in privately issued securities and interests in pooled investment vehicles that invest primarily in privately issued securities. The Fund is managed by Felicitas Global Partners, LLC (the “General Partner”), a Delaware limited liability company. Refer to the Fund’s offering memorandum for more information.

The Fund will continue in perpetuity until dissolved in accordance with the terms of the Limited Partnership Agreement (“Agreement”).

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company for accounting purposes and follows the accounting and reporting guidance in Financial Services — Investment Companies (“ASC 946”).

Cash & Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (“FDIC”) or Securities Investor Protection Corporation (“SIPC”) limitations.

Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in ASC 820, Fair Value Measurements. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 — Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

1. Nature of operations and summary of significant accounting policies (cont.)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value — Valuation Techniques and Inputs

Investments in Securities

Investments in securities that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 in the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 in the fair value hierarchy.

Investments in Private Investment Funds

The Fund values investments in private investment funds utilizing the net asset values provided by the underlying private investment funds as a practical expedient. The Fund applies the practical expedient to private investment funds on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset value (NAV) of the investment. The use of the NAV practical expedient is conditioned upon the underlying investment applying the fair value measurement principles required by ASC 946 and ASC 820. The valuations of investments in private investment funds are supported by information received from the investee funds such as quarterly net asset values, investor reports, and audited financial statements, when available.

The Fund’s investments in private investment funds are subject to the terms of the respective limited partnership or operating agreements, private placement memorandums, and other governing agreements of such investment funds. The Fund’s investments are also subject to management fees ranging from 0% – 2% of net assets/commitments annually and performance allocations ranging from 0% – 30% of net profits earned as specified in such agreements.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the General Partner believes alternative valuation techniques are more appropriate, the General Partner may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investments that are not valued using the practical expedient are generally categorized as Level 3 of the fair value hierarchy.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

1. Nature of operations and summary of significant accounting policies (cont.)

Additionally, such investment funds in which the Fund invests may restrict both the transferability of the Fund’s interest and the Fund’s ability to withdraw. In light of such restrictions imposed, an investment in these investment funds should be viewed as illiquid and subject to liquidity risk.

Investments in Loan Participations

Investments in Loan Participations are agreements between a lender and a party who purchases interest in an underlying loan. In establishing the estimated fair value of portfolio company loans, the General Partner utilizes recently executed transactions. The transaction price, excluding transaction costs, is typically the General Partner’s best estimate of fair value at inception. Thereafter, the valuation of the investments in portfolio company loans is generally measured at the principal amount less any principal payments received and also includes accrued but unpaid interest on the loans. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment’s principal market under current market condition. Ongoing reviews by the General Partner are based on an assessment of trends in the performance of each underlying investment from the inception date through the most recent valuation date and incorporates a review of credit risk, interest rate risk, liquidity risk and time to maturity. These investments are included in Level 3 of the fair value hierarchy.

Investments in Private Operating Companies

Investments in private operating companies consist of private common stock. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment’s principal market under current market conditions. Ongoing reviews by the Fund’s management are based on an assessment of trends in the performance of each underlying investment from the inception date through the most recent valuation date. These assessments typically incorporate valuation techniques that consider the evaluation of arm’s-length financing and sale transactions with third parties, an income approach reflecting a discounted cash flow analysis, and a market approach that includes a comparative analysis of acquisition multiples and pricing multiples generated by market participants. In certain instances, the Fund may use multiple valuation techniques for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The investments in private operating companies are categorized in Level 3 of the fair value hierarchy

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis. Proceeds from investments in investment funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private investment funds in the statement of operations.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The Fund files an income tax return in the US federal jurisdiction and may file income tax returns in various US states. The Fund is subject to income tax examinations by federal and relevant state taxing authorities from inception.

ASC 740 Income Taxes, requires management to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2022. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.The Fund’s

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

1. Nature of operations and summary of significant accounting policies (cont.)

conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The Fund’s policy is to recognize interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. The Fund did not recognize any interest or penalties during the year ended December 31, 2022.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value(1)	Total
Assets (at fair value)
Investments in securities	$2,647,078	$—	$—	$—	$2,647,078
Investments in private investment funds	—	—	3,601,104	96,626,169	100,227,273
Investments in private operating companies	—	—	6,224,347	—	6,224,347
Investments in loan participations	—	—	1,995,449	—	1,995,449
Total	$2,647,078	$—	$11,820,900	$96,626,169	$111,094,147

____________

(1)      These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The below table reflects the unobservable inputs used in the valuation of other Level 3 assets as of December 31, 2022:

Investments	Fair Value at December 31, 2022	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an increase in Input
Loan participations	$1,995,449	Income Approach	Discount rate	12%	Decrease
Private operating companies	1,915,420	Market Approach	Transaction Price	$34,826	Increase
	1,888,971	Market Approach	Revenue multiples	10.48x	Increase
	2,419,956	Market Approach	Transaction Price	$23.99 – $29.98	Increase
Private investment funds	2,054,776	Income Approach	Capitalization Rate	6.5%	Decrease
	1,380,826	Market Approach	Transaction Price	$35.95	Increase
	165,502	Other	Transaction Cost	N/A	Increase
	$11,820,900

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

2. Fair value measurements (cont.)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended December 31, 2022:

	Loan Participation	Private Operating Companies	Private Investment Funds	Totals
Balance as of January 1, 2022	$4,631,449	$2,327,782	$2,002,809	8,962,040
Purchases	285,987	2,437,791	1,052,433	3,776,210
Sales/Paydowns	(904,847)	—	—	(904,847)
Realized gains (losses)	—	—	—	—
Accretion	—	—	—	—
Change in Unrealized appreciation (depreciation)	(2,017,139)	1,458,774	545,863	(12,502)
Transfers In	—	—	—	—
Transfers Out	—	—	—	—
Balance as of December 31, 2022	$1,995,449	$6,224,347	$3,601,104	$11,820,900

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2022.

December 31, 2022

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
13th Floor Fund IV, LP	Real Estate	$250,000	10 yrs after Final Closing with 2 additional years possible. Final close was in 2021
17Capital Co-Invest (A) SCSp	Private Credit	21,464	Termination date is 04/14/2030, subject to a 2 year extension
ACE Buyout IV (Lux) SCSp SICAV-RAIF	Private Equity	1,400,003	Termination date is 05/29/2030
Albion Growth Opportunities LP	Private Equity	57,804	5 yrs after First Closing subject to extensions. First closing was in 2021
Arrowroot Protecht, L.P.	Secondaries	—	Partnership shall be dissolved following the disposition of all its Investments
Awz Pentera II LLC	Secondaries	—	Partnership will continue until the earliest occurance of: sale of all assets of the Company, consent of the Holders, entry of judicial decree of dissolution, or IPO of Pentera Shares
Banner Ridge DSCO Fund I (Offshore), LP	Primaries	1,582,109	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund I, LP	Secondaries	6,339,990	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Secondaries	10,000,000	Termination date is 05/20/2030, subject to a 1 year extension
Banner Ridge Secondary Fund III (Offshore), LP	Secondaries	632,533	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III (T), LP	Secondaries	3,776,941	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III Co, LP (Class A)	Secondaries	791,727	Termination date is 11/29/2029, subject to two 1 year extensions

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Banner Ridge Secondary Fund III Co, LP (Class B)	Secondaries	$139,713	Termination date is 11/29/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund IV (T), LP	Secondaries	4,997,141	Termination date is 06/15/2031, subject to two 1 year extensions
Banner Ridge Secondary Fund IV Offshore,LP	Secondaries	1,249,156	Termination date is 06/15/2031, subject to two 1 year extensions
CapitalSpring Investment Partners VI Parallel II, LP	Private Equity	1,978,606	Termination date is 3/31/2029, subject to two 1-year extension at the discretion of the GP and one 1-year extension with the consent of the LPAC
CL Oliver Co-Invest I, L.P.	Private Credit	500	Continue indefinitely until Partnership is wound up and dissolved
Crestline Portfolio Financing Fund II (US), L.P.	Lending	1,484,274	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund II (US), L.P.	Lending	371,068	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund (US), L.L.C.	Lending	867,927	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund II (TE/FNT), L.P.	Lending	96,148	36-month investment period, and then 36-month harvest period
Crestline Praeter, L.P. – Fulcrum	Lending	—	No termination date
Dugout Funding LLC	Middle Market	—	No termination date
EGH Investors LLC (Series A)	Real Estate	—	No termination date
EGH Investors LLC (Series B)	Real Estate	—	No termination date
European Liquidity Solutions III Limited Partnership	Private Equity	555,598	8 yrs after Final Closing
Felicitas Secondary Fund II Offshore, LP (Class B)	Secondaries	1,078,119	Termination date: January 10, 2030
Felicitas Secondary Fund II, LP (Class A)	Secondaries	4,312,477	Termination date: January 10, 2030
FPA WhiteHawk III Onshore Fund, L.P.	Lending	339,921	Term ends at end of Liquidation Period: June 30, 2026. But liquidation period can be extended for up to two 1-yr periods
GACP II, L.P.	Lending	—	December 1, 2023 (extended from 12/1/22)
Golub Capital BDC 3, Inc.	Private Credit	150,000	No termination date
Harvest Growth Capital III LLC	Secondaries	223,972	8 years from the initial closing, may be extended by the Manager for up to two additional one-year periods with the approval of a majority-in interest of the Members
Harvest Growth Capital IV QP LLC	Private Equity	315,556	8 years from the initial closing, may be extended by the Manager for up to two additional one-year periods with the approval of a majority-in interest of the Members

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Inspiration Ventures Secondary Fund I, L.P.	Secondaries	$75,713	Termination date is 09/24/2023 unless extended pursant to the terms of the Partnership Agreement
Ironsides Direct Investment Fund V, L.P.	Private Equity	150,760	Termination date: April 10, 2030
Ironsides Offshore Direct Investment Fund V, L.P.	Private Equity	26,605	Termination date: April 10, 2030
Jupiter SPV LP	Secondaries	—	5 years after initial closing
Kayne Anderson BDC, Inc.	Private Credit	299,922	No termination date
LBR Co-Invest Debtco, L.P.(1)	Middle Market	—	No termination date
LBR Co-Invest Equityco, LLC(1)	Middle Market	—	No termination date
Levine Leichtman Capital Partners VI, L.P. (Series A)	Middle Market	1,928,831	Termination date: November 16, 2028
Levine Leichtman Capital Partners VI, L.P. (Series B)	Middle Market	214,364	Termination date: November 16, 2028
LL-MS City Place, LLC (A)	Real Estate	31,832	No termination date
LL-MS City Place, LLC (B)	Real Estate	28,517	No termination date
LL-MS Covington, LLC	Real Estate	—	No termination date
LL-MS Fabian Way, LLC	Real Estate	20,661	No termination date
LL-MS Management, LLC	Real Estate	—	No termination date
LL-MS Troy Court, LLC	Real Estate	106,613	No termination date
LV Acadian, LP	Middle Market	—	Will exist until assets are sold or until GP terminates the partnership.
NE Pulse SCSp	Secondaries	26,472	N/A — Direct investment into the company
NE II Fund SCSp	Private Equity	216,387	10 years following the Final Closing Date. May be extended for a maximum of two years.
NPC KeepTruckin, LLC	Private Equity	—	Continue until the fifth anniversary of the Initial Closing Date. The Managing Member may, in its sole discretion, extend the term of the Company for up to two additional one-year periods
NPC Opportunity Fund, L.P.	Private Equity	200,000	7 years after the Final Closing and GP has discretion to extend by unlimited one-year periods
OCP Chimera LP	Secondaries	239,000	5 years after the Closing Date
Pathlight Capital Fund I LP	Lending	160,485	Last day of the fiscal quarter in which the fifth anniversary of the Final Closing Date falls. May be extended up to two conscutive one-year periods
PDC Opportunities V LP	Secondaries	374	June 2023
Peregrine Select Fund II, L.P.	Private Equity	750,000	Termination date is 06/18/2031, subject to two 1-year extensions at the GP’s discretion.
Second Alpha Partners IV, L.P.	Secondaries	265,164	Termination date is 05/31/2024, subject to two 1 year extensions

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Second Alpha Partners V, L.P.	Private Equity	$758,192	The Partnership shall terminate at the close of business on the 7th anniversary of the final closing date, but subject to two 1 year extensions
Signal Peak Ventures III CIV-A, L.P.	Private Equity	—	Continue until the tenth anniversary of the Activation Date, unless extended pursuant to paragraph 10.1 or sooner dissolved as provided in paragraph 10.2(a)
Signal Peak Ventures IV, L.P.	Private Equity	1,200,000	10 years from the due date of the first capital call (the “Activation Date”), subject to subject to one one-year extension at the General Partner’s discretion.
TerraCotta Credit Fund L.P.(2)	Lending	—	Evergreen, until Fund is dissolved, liquidated, or terminated per Article 8 of LPA
The Evolution Technology Fund II SCSp	Private Equity	203,130	January 13, 2030
Thorofare Asset Based Lending Fund V, L.P.(3)	Lending	—	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
TSC Co-Invest L.P.	Private Equity	—	Will exist in perpetuity unless terminated by the GP
VCFA Venture Partners VI, L.P.	Secondaries	260,000	Termination date is 12/05/2028, subject to a 2 year extension terminating no later than 12/05/2030
Total Unfunded Commitment		$50,175,769

____________

*        No withdrawals are permitted from any of the above investments except TerraCotta Credit Fund, L.P., Law Business Research, and Thorofare Asset Based Lending Fund V, L.P.

(1)      Withdrawals permitted upon written consent of the General Partner

(2)      Quarterly withdrawals after the initial lock-up period of 3 years.

(3)      Withdrawals permited annually, subject to the lock-up period of 2 years

3. Significant Risk Factors

The Fund’s investing activities and those of the Underlying Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

3. Significant Risk Factors (cont.)

Credit Risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk

Investments held by the Fund are generally in illiquid securities and partnership interests acquired through privately negotiated transactions and there is no assurance that the Fund will be able to realize such investments in a timely manner. The Fund’s ability to exit its investments may be adversely affected by market conditions.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk includes foreign currency, interest rate risk and other price risks.

Foreign currency and exchange risks

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. To the extent that the Fund directly or indirectly holds assets in foreign currencies, the Fund will be exposed to a degree of currency risk which may adversely affect performance, changes in foreign currency exchange rates may materially affect the value of investments in the portfolio.

In addition, the Fund will incur costs associated with conversion between various currencies. The Fund will conduct its foreign currency exchange transactions in relation to the funding investment commitment or receiving proceeds upon dispositions, but ordinarily will not attempt to hedge currency risks over the long-term.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fair value of debt securities in which the Underlying Funds invest is sensitive to changes in interest rates and market conditions within the United States and other countries. The fair values of equity securities may be indirectly affected by changes in interest rates as well.

Other Price Risks

Other price risks relate to the risks that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from foreign currency or interest rate risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments traded in the market. These risks may include equity and commodity risk.

Concentration Risk

The Investment portfolio of the Fund may be subject to rapid change in value than would be the case if the Fund were to maintain a wide diversification amount securities or industry sectors.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

4. Partners’ capital

At December 31, 2022, the Fund has total commitments of $62,130,000 and $16,471,000 from Series A and Series B Limited Partner, respectively. The General Partner may call capital up to the amount of unfunded commitments to enable the Fund to make investments, pay fees and expenses, or provide reserves. No Limited Partner is required to fund an amount in excess of its unfunded commitment. Recallable distributions to partners increase the unfunded commitments of the partners and are at the discretion of the General Partner. At December 31, 2022, the Fund had no unfunded commitments from Series A and Series B Limited Partners. The ratio of total contributed capital to total committed capital is 100% from Series A and Series B Limited Partners. The liability of Limited Partners is limited to their capital balances in the Fund.

Profits and losses with respect to investments of Series A or B are allocated specifically to the respective series based on each investor’s capital commitment in the series. All other income and expenses are allocated based on each Limited Partners’ proportionate share of the total Fund commitments such that the capital balance of each Limited Partner after the profit and loss allocation would equal the distributions due to the Limited Partners on the termination of the Fund.

The General Partner will, in its discretion, determine the amount and timing of all distributions by the Fund. Prior to the expiration of the investment period, any investment proceeds that, if distributed, could be called again pursuant to the Agreement need not be actually distributed, but may be retained and used by the Fund. Any investment proceeds that are so retained will be deemed to have been distributed to each partner entitled thereto and re-contributed by such partner as a capital contribution.

Distributable amounts will initially be apportioned among the partners (including the General Partner) in proportion to their respective capital contributions used to acquire the investment giving rise to such distributable amounts. The amount apportioned to the General Partner will be distributed to the General Partner. The amount apportioned to each Limited Partner will be distributed as follows:

I.       First, 100% to such Limited Partner until such Limited Partner has received cumulative distributions equal to the aggregate capital contributions by such Limited Partner to the Fund.

II.     Second, 100% to such Limited Partner until such Limited Partner has received cumulative distributions equal to 10% per annum, compounded annually, until the date of distributions to such Limited Partner, of the aggregate unreturned capital contributions by such Limited Partner to the Fund.

III.    Third, 100% to the General Partner until the General Partner has received with respect to such Limited Partner an amount equal to 5% of the aggregate amount distributed to such Limited Partner pursuant to Step II above and this Step III.

IV.     Thereafter, 95% to such Limited Partner and 5% to the General Partner (referred to collectively as the General Partner’s “Carried Interest”).

As of December 31, 2022, all the investors are covered by a side letter whereby the Carried Interest is 0% to the General Partner.

5. Related party transactions

The Fund pays the General Partner a management fee, calculated and payable quarterly in arrears, of 0.75% on an annualized basis of such Limited Partners’ Net Invested Capital as of the last business day of each quarter, prior to any distributions of capital on such last business day.

Certain Limited Partners have special management fee arrangements, and performance arrangements, as provided for in the Agreement. As of December 31, 2022, all the investors are covered by side letter whereby the management fee is reduced to 0.5% on an annualized basis.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

5. Related party transactions (cont.)

Management fee expense was $394,554 for the year ended December 31, 2022. Management fee payable at December 31, 2022 is $104,500.

The Fund invests in Felicitas Secondary Fund II, LP and Felicitas Secondary Fund II Offshore, LP, affiliated funds managed by the General Partner of the Fund. The fair value of these investments represents 13.23% of partners’ capital at December 31, 2022.

The Fund invested into another affiliated fund, Felicitas Clarity, LP and as of September 30, 2022, the Fund sold its position in Felicitas Clarity, LP and received an in-kind distribution which consisted of six new investments in I.G.M.R. Research Ltd. with a total of 85,622 shares.

6. Administrative fee

PartnersAdmin LLC (the “Administrator”) serves as the Fund’s administrator and performs certain administrative and clerical services on behalf of the Fund.

7. Financial highlights

Financial highlights for the year ended December 31, 2022 are as follows:

	Series A	Series B
Internal rate of return, since inception Beginning of year	19.49%	21.90%
End of year	16.26%	16.65%

Ratio to average quarterly Limited Partners’ capital Expenses	0.59%	0.59%
Carried interest allocation to General Partner	—	—

Expenses after carried interest	0.59%	0.59%
Net investment gain	2.27%	2.27%

The internal rate of return of the partners since inception is net of all fees and expenses and was computed based on the actual dates of capital contributions and distributions, and the ending partners’ capital at the end of the year.

Financial highlights are calculated for the Limited Partner class of each series taken as a whole. An individual Limited Partner’s return and ratios may vary based on different performance and/or management fee arrangements, and the timing of capital transactions.

The net investment loss ratio does not reflect the effects of the accrued unearned carried interest to the General Partner, if applicable. The expense and net investment loss ratios do not reflect the Fund’s proportionate share of income and expenses incurred by the underlying private investment funds.

8. Subsequent events

On May 1, 2023, the Federal Deposit Insurance Corporation (“FDIC”) announced that First Republic Bank (“FRB”) was closed and that the FDIC was appointed as receiver. Shortly thereafter, the FDIC entered into a purchase and assumption agreement with JPMorgan Chase Bank to assume all deposits and substantially all assets of FRB. As of September 15, 2023, management does not believe that there is any significant impact to its cash balance because of this matter.

The Fund’s management evaluated activity of the fund through September 15, 2023, the date the financial statements were available to be issued, and concluded that no additional subsequent events have occurred that would require recognition or disclosure.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS

8. Subsequent events (cont.)

Effective June 30, 2023, the Fund reorganized with and transferred substantially all its portfolio securities into Felicitas Private Markets Fund (“the Successor Fund”) in exchange for institutional class shares of the Successor Fund. The Successor Fund is a closed-end interval fund registered under the Investment Company Act of 1940, as amended. The reorganization was non-taxable. The Successor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Successor Fund shared the same investment adviser and portfolio managers.

FELICITAS EQUITY FUND, LP

UNAUDITED FINANCIAL STATEMENTS
PERIOD ENDED JUNE 30, 2023

FELICITAS EQUITY FUND, LP

FELICITAS EQUITY FUND, LP
UNAUDITED SCHEDULE OF INVESTMENTS

June 30, 2023
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(d)
United States
Lending
Crestline Praeter, L.P. – Fulcrum(b)(c)	—	8/19/2022	$510,988	$631,116	0.6%
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	—	12/23/2020	1,110,382	1,004,311	0.9
Crestline Portfolio Financing Fund II (US), L.P(b)(c)	—	12/10/2021	649,396	747,353	0.6
GACP II, L.P.(b)(c)	—	6/21/2018	150,438	477,122	0.4
Pathlight Capital Fund I LP(b)(c)	—	3/1/2019	1,377,003	1,426,062	1.3
TerraCotta Credit Fund L.P.(b)(c)	—	1/31/2019	2,000,290	2,037,121	1.9
Thorofare Asset Based Lending Fund V, L.P.(b)(c)	—	3/31/2022	3,001,412	3,100,605	2.8
Total Lending			8,799,909	9,423,690	8.5

Middle Market
Dugout Funding LLC(a)(b)	—	4/21/2020	—	1	—
LV Acadian, LP(b)(c)	—	6/18/2018	—	1,401	—
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	—	1/30/2018	8,237,009	11,954,359	11.0
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	—	8/20/2021	915,220	1,328,396	1.3
Total Middle Market			9,152,229	13,284,156	12.3

Private Credit
CL Oliver Co-Invest I, L.P.(b)(c)	—	9/20/2021	—	—	—
Golub Capital BDC 3, Inc.(c)	200,355	7/25/2022	3,006,957	3,005,320	2.8
Kayne Anderson BDC, Inc.(c)	46,857	4/22/2021	744,935	828,085	0.8
Total Private Credit			3,751,892	3,833,405	3.5

Private Equity
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	—	4/1/2022	1,400,040	1,364,549	1.3
Ironsides Direct Investment Fund V, L.P.(b)(c)	—	5/26/2020	717,968	1,323,996	1.1
NPC KeepTruckin, LLC(b)(c)	—	4/29/2021	262,500	274,213	0.3
NPC Opportunity Fund, L.P.(b)(c)	—	7/9/2021	903,900	946,770	0.9
NE II Fund SCSp(b)(c)	—	1/28/2022	1,596,257	3,323,114	3.0
Peregrine Select Fund II, L.P.(b)(c)	—	6/21/2021	976,741	962,213	0.9
Second Alpha Partners V, L.P.(b)(c)	—	7/29/2022	242,363	271,203	0.2
Signal Peak Ventures III CIV-A, L.P.(b)(c)	—	12/21/2021	1,003,689	999,989	0.9
Signal Peak Ventures IV, L.P.(b)(c)	—	7/1/2022	600,000	545,647	0.5
TSC Co-Invest L.P.(b)(c)	—	9/3/2020	183,296	509,993	0.5
Total Private Equity			7,886,754	10,521,687	9.6

Real Estate
13th Floor Fund IV, LP(b)(c)	—	12/22/2020	373,849	629,379	0.6
EGH Investors LLC (Series A)(a)(b)	—	12/19/2019	1,372,925	1,759,394	1.6
EGH Investors LLC (Series B)(a)(b)	—	10/24/2022	230,491	295,382	0.3

FELICITAS EQUITY FUND, LP
UNAUDITED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(d) (continued)
United States
LL-MS City Place, LLC(b)(c)	—	12/23/2022	$608,498	$1,066,684	1.0%
LL-MS City Place, LLC Blocker(b)(c)	—	11/29/2021	612,070	1,067,111	1.0
LL-MS Covington, LLC(b)(c)	—	12/27/2022	302,853	1,153,263	1.1
LL-MS Fabian Way, LLC(b)(c)	—	11/6/2020	682,021	661,141	0.6
LL-MS Management, LLC(a)(b)	—	11/20/2020	210,078	210,078	0.2
LL-MS Troy Court, LLC(b)(c)	—	11/23/2020	576,530	1,442,325	1.3
Total Real Estate			4,969,315	8,284,757	7.6

Primaries
Banner Ridge DSCO Fund I (Offshore), LP(b)(c)	—	12/17/2021	418,391	713,918	0.7

Secondary Funds
Banner Ridge DSCO Fund I, LP(b)(c)	—	12/30/2022	1,662,010	2,888,723	2.7
Banner Ridge Secondary Fund III Co, LP (Class A)(b)(c)	—	1/2/2020	1,012,783	1,157,698	1.1
Banner Ridge Secondary Fund III Co, LP (Class B)(b)(c)	—	3/24/2021	178,729	204,300	0.2
Banner Ridge Secondary Fund III (T), LP(b)(c)	—	9/27/2019	959,570	2,689,598	2.5
Banner Ridge Secondary Fund IV (T), LP(b)(c)	—	6/16/2021	3,596,284	6,554,130	6.0
Inspiration Ventures Secondary Fund I, L.P(b)(c).	—	6/1/2019	—	404,449	0.4
OCP Chimera LP(b)(c)	—	6/1/2019	—	350,800	0.3
Second Alpha Partners IV, L.P.(b)(c)	—	7/1/2018	599,780	1,393,500	1.3
VCFA Venture Partners VI, L.P.(b)(c)	—	5/27/2022	430,281	798,158	0.6
Total Secondary Funds			8,439,438	16,441,356	15.1
Total United States			43,417,928	62,502,969	57.3

Australia
Secondary Funds
Arrowroot Protecht, L.P.(b)(c)	—	1/27/2022	2,083,288	2,595,201	2.4

Cayman Islands
Lending
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	—	1/25/2021	123,664	110,754	0.1
Crestline Portfolio Financing Fund II (US), L.P.(b)(c)	—	12/10/2021	162,359	186,961	0.2
FPA WhiteHawk III Onshore Fund, L.P.(b)(c)	—	10/27/2022	1,742,741	1,929,033	1.8
Total Lending			2,028,764	2,226,748	2.1

Middle Market
LBR Co-Invest Debtco, L.P.(b)(c)	—	7/30/2021	10,764	20,080	—
LBR Co-Invest Equityco, LLC(b)(c)	—	7/30/2021	206,562	385,347	0.4
Total Middle Market			217,326	405,427	0.4

FELICITAS EQUITY FUND, LP
UNAUDITED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private investment funds(d) (continued)
Cayman Islands
Private Equity
Ironsides Offshore Direct Investment Fund V, L.P.(b)(c)	—	6/3/2022	$126,700	$233,521	0.2%

Secondary Funds
Banner Ridge DSCO Fund II (Offshore), LP(b)(c)	—	9/1/2022	4,580	91,282	0.1
Banner Ridge Secondary Fund III (Offshore), LP(b)(c)	—	1/25/2021	203,692	499,360	0.5
Banner Ridge Secondary Fund IV Offshore, LP(b)(c)	—	5/13/2022	899,324	1,637,461	1.5
Total Secondary Funds			1,107,596	2,228,103	2.1
Total Cayman Islands			3,480,385	5,093,800	4.8

Germany
Secondary Funds
Jupiter SPV LP(b)(c)	—	1/21/2022	1,146,645	1,589,970	1.5

Guernsey Domiciled
Secondary Funds
PDC Opportunities V LP(b)(c)	—	7/6/2022		31,702	—

Secondary Funds
Awz Pentera II LLC(b)(c)	—	7/1/2022	1,013,663	1,798,156	1.7

Luxembourg
Private Equity
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	—	12/16/2021	4,779,968	7,731,244	7.0
The Evolution Technology Fund II SCSp(b)(c)	—	8/5/2022	1,577,289	2,138,395	2.0
			6,357,258	9,869,639	9.0

Secondary Funds
NE Pulse SCSp(a)(b)	—	10/19/2022	974,635	1,380,826	1.3
Total Luxembourg			7,331,892	11,250,465	10.3

United Kingdom
Private Credit
17Capital Co-Invest (A) SCSp(b)(c)	—	5/26/2021	106,404	—	—

Private Equity
Albion Growth Opportunities LP(b)(c)	—	7/6/2021	1,136,825	1,697,723	1.6
European Liquidity Solutions III Limited Partnership(b)(c)	—	10/6/2021	2,487,288	2,565,834	2.3
			3,624,114	4,263,556	3.9
Total United Kingdom			3,730,518	4,263,556	3.9
Total investments in private investment funds			$62,204,319	$89,125,819	81.9%

FELICITAS EQUITY FUND, LP
UNAUDITED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023
Investments, at fair value	Principal Balance/ Shares	Initial Acquisition Date	Amortized Cost	Fair Value	Percentage of Partners’ Capital
Investments in private operating companies(d)
Israel
Private Equity
I.G.M.R Research Ltd. – Preferred B Shares(a)	2,710	9/30/2022	$73,166	$73,138	0.1
I.G.M.R Research Ltd. – Preferred B-1 Shares(a)	54,389	9/30/2022	1,631,300	1,630,678	1.4
I.G.M.R Research Ltd. – Ordinary Shares(a)	7,193	9/30/2022	173,206	172,540	0.2
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares(a)	739	9/30/2022	18,837	18,830	—
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares(a)	18,423	9/30/2022	469,689	469,510	0.4
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares(a)	2,168	9/30/2022	55,281	55,260	0.1
Total Private Equity			2,421,479	2,419,957	2.2

Loan Participations(a)(d)
United States
Loan Participations
Cypress REIT, LLC – Term Loan, 20% PIK, July 24, 2023	4,353,173	5/1/2019	2,439,191	1	—
Cypress REIT, LLC – Delayed Draw Term Loan, 20% PIK, July 24, 2023	1,864,482	5/1/2019	1,044,716	—	—
Cypress REIT, LLC – Priority Term Loan 14% PIK, July 24, 2023	156,839	7/22/2021	87,881	—	—
Venerable Loan 12% PIK, October 27, 2024	2,000,000	10/12/2021	1,714,713	2,117,656	1.9
CXI Valley I LLC - Promissory Note, 0%, November 15, 2025	789,543	5/15/2023	789,543	$712,974	0.7
Total Loan Participation			6,076,043	2,830,630	2.6

Total Investments, at fair value			$70,701,842	$94,376,406	86.7%

Other Assets in Excess of Liabilities				14,427,646	13.3
Net Assets				$108,804,052	100.0%

____________

PIK — Paid-in-Kind Interest

(a)      Value was determined using significant unobservable inputs. See Note 2.

(b)      Private investment fund does not issue shares or units.

(c)      Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2 for respective investment categories, unfunded commitments and redemptive restrictions.

(d)      Investment restricted for resale.

FELICITAS EQUITY FUND, LP
UNAUDITED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023

Affiliates

Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized	Value at the end of the period	Number of Shares at end of period	Dividend Income	Capital Gain Distributions
Felicitas Secondary Fund II, LP (Class A)	$11,885,879	$655,999	$(8,573,881)	$273,780	$(4,241,777)	$—	—	$—	$—
Felicitas Secondary Fund II Offshore, LP (Class B)	2,963,153	—	(2,249,151)	322,775	(1,036,777)	—	—	—	—
	$14,849,032	$655,999	$(10,823,032)	$596,555	$(5,278,553)	$—	—	$—	$—

FELICITAS EQUITY FUND, LP
UNAUDTED STATEMENT OF FINANCIAL CONDITION

June 30, 2023
Assets
Investments (ALL), at fair value (cost $70,701,842)	$94,376,406
Cash and cash equivalents	12,838,119
Investment proceeds receivable	1,610,908
Receivable from investments	84,398
Prepaid expenses	18,156
Due from related parties	151,254
Total Assets	$109,079,241

Liabilities and partners’ capital

Liabilities
Management fee payable	$88,377
Accrued expenses and other liabilites	186,812
Total liabilities	275,189
Partners’ capital	108,804,052
Total Liabilities and Partners’ Capital	$109,079,241

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
UNAUDITED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2023
Investment income
Dividend income	$122,659
Income distributions from private investment funds	676,368
Total investment income	799,027

Expenses
Management fee	194,724
Professional fees	78,306
Administrative fee	30,252
Operating expenses	18,458
Interest expense	222
Total expenses	321,962
Net investment income	477,065

Realized and unrealized gain (loss)

Net realized gain (loss) on affiliated private investment funds	596,556
Net realized gain (loss) on non-affiliated private investment funds	(285,056)
Net realized gain (loss) on private operating companies	(323,093)
Net realized gain (loss) on loan participations	(422)
Net realized gain (loss) on investments in securities	(267,574)
Net change in unrealized appreciation (depreciation) on affiliated private investment funds	(5,278,553)
Net change in unrealized appreciation (depreciation) on non-affiliated private investment funds	4,391,005
Net change in unrealized appreciation (depreciation) on private operating companies	(1,460,298)
Net change in unrealized appreciation (depreciation) on loan participations	(1,596,607)
Net change in unrealized appreciation (depreciation) on securities	295,854
Net loss from investments	(3,928,188)
Net loss	$(3,451,123)

*Statement might not foot due to rounding.

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
UNAUDITED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

For the Period Ended June 30, 2023
	General Partner	Limited Partners Series A	Limited Partners Series B	Total
Partners’ capital, beginning of period	$—	$89,570,602	$22,684,572	$112,255,174

Allocation of net income
Pro rata income allocation	—	(2,822,761)	(628,362)	(3,451,123)
Carried interest allocation (see Note 4)	—	—	—	—
Partners’ capital, end of period	$—	$86,747,842	$22,056,210	$108,804,052

*Statement might not foot due to rounding.

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
UNAUDITED STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2023
Cash flows from operating activities
Net loss	$(3,451,123)
Adjustments to reconcile net loss to net cash provided by operating activities:
Net realized gain (loss) on affiliated private investment funds	(596,556)
Net realized gain (loss) on non-affiliated private investment funds	285,056
Net realized gain (loss) on private operating companies	323,093
Net realized gain (loss) on loan participations	422
Net realized gain (loss) on investments in securities	267,574
Net change in unrealized appreciation (depreciation) on affiliated private investment funds	5,278,553
Net change in unrealized appreciation (depreciation) on non-affiliated private investment funds	(4,391,005)
Net change in unrealized appreciation (depreciation) on private operating companies	1,460,298
Net change in unrealized appreciation (depreciation) on loan participations	1,596,607
Net change in unrealized appreciation (depreciation) on securities	(295,854)
Purchases of investment in loan participations	(13,088)
Purchases of investments in securities	(9,154,534)
Purchases of investments in non-affiliated private investment funds, including investment funded in advance	(5,093,118)
Purchases of investments in affiliated private investment funds	(655,999)
Distributions received from non-affiliated private investment fund, including change in distributions receivable	3,713,908
Distributions received from affilaited private investment fund	1,503,256
Proceeds from sales of investments in affiliated private investment funds	9,319,777
Proceeds from sales of investments in non-affiliated private investment funds	276,428
Proceeds from sales of investments in private operating companies	937,500
Proceeds from sales of investments in loan participations	41,133
Proceeds from sales of investments in securities	11,829,892
Change in operating assets and liabilities:
Accrued expenses and other liabilities	86,814
Management fee payable	(16,123)
Prepaid expenses	87,010
Investment proceeds receivable	(1,610,908)
Other assets	(150,978)
Net cash provided by operating activities	11,578,035
Net increase in cash	11,578,035
Cash and cash equivalents, beginning of period	1,260,084
Cash and cash equivalents, end of period	$12,838,119

*Statement might not foot due to rounding.

See accompanying notes to financial statements.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Felicitas Equity Fund, LP (the “Fund”), a Delaware limited partnership, commenced operations on February 23, 2018. The Fund’s objective is to provide superior long-term returns by investing in privately issued securities and interests in pooled investment vehicles that invest primarily in privately issued securities. The Fund is managed by Felicitas Global Partners, LLC (the “General Partner”), a Delaware limited liability company. Refer to the Fund’s offering memorandum for more information.

The Fund will continue in perpetuity until dissolved in accordance with the terms of the Limited Partnership Agreement (“Agreement”).

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company for accounting purposes and follows the accounting and reporting guidance in Financial Services — Investment Companies (“ASC 946”).

Cash & Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (“FDIC”) or Securities Investor Protection Corporation (“SIPC”) limitations.

Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in ASC 820, Fair Value Measurements. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 — Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

1. Nature of operations and summary of significant accounting policies (cont.)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value — Valuation Techniques and Inputs

Investments in Securities

Investments in securities that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 in the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 in the fair value hierarchy.

Investments in Private Investment Funds

The Fund values investments in private investment funds utilizing the net asset values provided by the underlying private investment funds as a practical expedient. The Fund applies the practical expedient to private investment funds on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset value (NAV) of the investment. The use of the NAV practical expedient is conditioned upon the underlying investment applying the fair value measurement principles required by ASC 946 and ASC 820. The valuations of investments in private investment funds are supported by information received from the investee funds such as quarterly net asset values, investor reports, and audited financial statements, when available.

The Fund’s investments in private investment funds are subject to the terms of the respective limited partnership or operating agreements, private placement memorandums, and other governing agreements of such investment funds. The Fund’s investments are also subject to management fees ranging from 0% – 2% of net assets/commitments annually and performance allocations ranging from 0% – 30% of net profits earned as specified in such agreements.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the General Partner believes alternative valuation techniques are more appropriate, the General Partner may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investments that are not valued using the practical expedient are generally categorized as Level 3 of the fair value hierarchy.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

1. Nature of operations and summary of significant accounting policies (cont.)

Additionally, such investment funds in which the Fund invests may restrict both the transferability of the Fund’s interest and the Fund’s ability to withdraw. In light of such restrictions imposed, an investment in these investment funds should be viewed as illiquid and subject to liquidity risk.

Investments in Loan Participations

Investments in Loan Participations are agreements between a lender and a party who purchases interest in an underlying loan. In establishing the estimated fair value of portfolio company loans, the General Partner utilizes recently executed transactions. The transaction price, excluding transaction costs, is typically the General Partner’s best estimate of fair value at inception. Thereafter, the valuation of the investments in portfolio company loans is generally measured at the principal amount less any principal payments received and also includes accrued but unpaid interest on the loans. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment’s principal market under current market condition. Ongoing reviews by the General Partner are based on an assessment of trends in the performance of each underlying investment from the inception date through the most recent valuation date and incorporates a review of credit risk, interest rate risk, liquidity risk and time to maturity. These investments are included in Level 3 of the fair value hierarchy.

Investments in Private Operating Companies

Investments in private operating companies consist of private common stock. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment’s principal market under current market conditions. Ongoing reviews by the Fund’s management are based on an assessment of trends in the performance of each underlying investment from the inception date through the most recent valuation date. These assessments typically incorporate valuation techniques that consider the evaluation of arm’s-length financing and sale transactions with third parties, an income approach reflecting a discounted cash flow analysis, and a market approach that includes a comparative analysis of acquisition multiples and pricing multiples generated by market participants. In certain instances, the Fund may use multiple valuation techniques for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The investments in private operating companies are categorized in Level 3 of the fair value hierarchy

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis. Proceeds from investments in investment funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private investment funds in the statement of operations.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The Fund files an income tax return in the US federal jurisdiction and may file income tax returns in various US states. The Fund is subject to income tax examinations by federal and relevant state taxing authorities from inception.

ASC 740 Income Taxes, requires management to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of June 30, 2023. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.The Fund’s

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

1. Nature of operations and summary of significant accounting policies (cont.)

conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The Fund’s policy is to recognize interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. The Fund did not recognize any interest or penalties during the period ended June 30, 2023.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of June 30, 2023:

	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value(1)	Total
Assets (at fair value)
Investments in securities	$—	$—	$—	$—	$—
Investments in private investment funds	—	—	3,645,680	85,480,138	89,125,819
Investments in private operating companies	—	—	2,419,957	—	2,419,957
Investments in loan participations	—	—	2,830,630	—	2,830,630
Total	$—	$—	$8,896,268	$85,480,138	$94,376,406

____________

(1)      These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The below table reflects the unobservable inputs used in the valuation of other Level 3 assets as of June 30,2023:

Investments	Fair Value at December 31, 2022	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an increase in Input
Loan participations	$2,830,630	Income Approach	Discount rate	12%	Decrease
Private operating companies	2,419,957	Market Approach	Transaction Price	$23.99 – $29.98	Increase
Private investment funds	2,054,776	Income Approach	Capitalization Rate	6.5%	Decrease
	1,380,826	Market Approach	Transaction Price	$35.95	Increase
	210,078	Other	Transaction Cost	N/A	Increase
	$8,896,268

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

2. Fair value measurements (cont.)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended June 30,2023:

	Loan Participation	Private Operating Companies	Private Investment Funds	Totals
Balance as of January 1, 2023	$1,995,449	$6,224,347	$3,601,104	$11,820,900
Purchases	13,088	—	44,846	57,933
Sales/Paydowns	(41,133)	(937,500)	—	(978,633)
Realized gains (losses)	(422)	(323,093)	—	(323,514)
Accretion	—	—	—	—
Change in Unrealized appreciation (depreciation)	(1,051,771)	(628,377)	(269)	(1,680,418)
Transfers In	1,915,420	—	—	1,915,420
Transfers Out	—	(1,915,420)	—	(1,915,420)
Balance as of June 30, 2023	$2,830,630	$2,419,957	$3,645,680	$8,896,268

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2023.

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
13th Floor Fund IV, LP	Real Estate	$250,000	10 yrs after Final Closing with 2 additional years possible. Final close was in 2021
17Capital Co-Invest (A) SCSp	Private Credit	—	Termination date is 04/14/2030, subject to a 2 year extension
ACE Buyout IV (Lux) SCSp SICAV-RAIF	Private Equity	1,310,115	Termination date is 05/29/2030
Albion Growth Opportunities LP	Private Equity	43,816	5 yrs after First Closing subject to extensions. First closing was in 2021
Arrowroot Protecht, L.P.	Secondaries	—	Partnership shall be dissolved following the disposition of all its Investments
Awz Pentera II LLC	Secondaries	—	Partnership will continue until the earliest occurance of: sale of all assets of the Company, consent of the Holders, entry of judicial decree of dissolution, or IPO of Pentera Shares
Banner Ridge DSCO Fund I (Offshore), LP	Primaries	1,582,109	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund I, LP	Secondaries	6,339,990	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Secondaries	10,000,000	Termination date is 05/20/2030, subject to a 1 year extension
Banner Ridge Secondary Fund III (Offshore), LP	Secondaries	655,999	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III (T), LP	Secondaries	3,986,791	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III Co, LP (Class A)	Secondaries	742,284	Termination date is 11/29/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III Co, LP (Class B)	Secondaries	130,988	Termination date is 11/29/2029, subject to two 1 year extensions

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Banner Ridge Secondary Fund IV (T), LP	Secondaries	$4,405,119	Termination date is 06/15/2031, subject to two 1 year extensions
Banner Ridge Secondary Fund IV Offshore,LP	Secondaries	1,101,027	Termination date is 06/15/2031, subject to two 1 year extensions
CapitalSpring Investment Partners VI Parallel II, LP	Private Equity	1,631,607	Termination date is 3/31/2029, subject to two 1-year extension at the discretion of the GP and one 1-year extension with the consent of the LPAC
CL Oliver Co-Invest I, L.P.	Private Credit	—	Continue indefinitely until Partnership is wound up and dissolved
Crestline Portfolio Financing Fund II (US), L.P.	Lending	1,363,976	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund II (US), L.P.	Lending	340,994	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund (US), L.L.C.	Lending	835,727	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund II (TE/FNT), L.P.	Lending	92,570	36-month investment period, and then 36-month harvest period
Crestline Praeter, L.P.–Fulcrum	Lending	—	No termination date
Dugout Funding LLC	Middle Market	—	No termination date
EGH Investors LLC (Series A)	Real Estate	—	No termination date
EGH Investors LLC (Series B)	Real Estate	—	No termination date
European Liquidity Solutions III Limited Partnership	Private Equity	448,233	8 yrs after Final Closing
FPA WhiteHawk III Onshore Fund, L.P.	Lending	243,046	Term ends at end of Liquidation Period: June 30, 2026. But liquidation period can be extended for up to two 1-yr periods
GACP II, L.P.	Lending	—	December 1, 2023 (extended from 12/1/22)
Golub Capital BDC 3, Inc.	Private Credit	—	No termination date
Inspiration Ventures Secondary Fund I, L.P.	Secondaries	75,713	Termination date is 09/24/2023 unless extended pursant to the terms of the Partnership Agreement
Ironsides Direct Investment Fund V, L.P.	Private Equity	150,760	Termination date: April 10, 2030
Ironsides Offshore Direct Investment Fund V, L.P.	Private Equity	26,605	Termination date: April 10, 2030
Jupiter SPV LP	Secondaries	—	5 years after initial closing
Kayne Anderson BDC, Inc.	Private Credit	258,116	No termination date

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
LBR Co-Invest Debtco, L.P.(1)	Middle Market	$—	No termination date
LBR Co-Invest Equityco, LLC(1)	Middle Market	—	No termination date
Levine Leichtman Capital Partners VI, L.P. (Series A)	Middle Market	853,189	Termination date: November 16, 2028
Levine Leichtman Capital Partners VI, L.P. (Series B)	Middle Market	94,838	Termination date: November 16, 2028
LL-MS City Place, LLC (A)	Real Estate	31,832	No termination date
LL-MS City Place, LLC (B)	Real Estate	28,517	No termination date
LL-MS Covington, LLC	Real Estate	—	No termination date
LL-MS Fabian Way, LLC	Real Estate	20,661	No termination date
LL-MS Management, LLC	Real Estate	—	No termination date
LL-MS Troy Court, LLC	Real Estate	74,755	No termination date
LV Acadian, LP	Middle Market	—	Will exist until assets are sold or until GP terminates the partnership.
NE Pulse SCSp	Secondaries	26,472	N/A — Direct investment into the company
NE II Fund SCSp	Private Equity	138,321	10 years following the Final Closing Date. May be extended for a maximum of two years.
NPC KeepTruckin, LLC	Private Equity	—	Continue until the fifth anniversary of the Initial Closing Date. The Managing Member may, in its sole discretion, extend the term of the Company for up to two additional one-year periods
NPC Opportunity Fund, L.P.	Private Equity	100,000	7 years after the Final Closing and GP has discretion to extend by unlimited one-year periods
OCP Chimera LP	Secondaries	239,000	5 years after the Closing Date
Pathlight Capital Fund I LP	Lending	578,126	Last day of the fiscal quarter in which the fifth anniversary of the Final Closing Date falls. May be extended up to two conscutive one-year periods
PDC Opportunities V LP	Secondaries	374	The Fund will continue until the proceeds of the final realization is received.
Peregrine Select Fund II, L.P.	Private Equity	525,000	Termination date is 06/18/2031, subject to two 1-year extensions at the GP’s discretion.
Second Alpha Partners IV, L.P.	Secondaries	242,501	Termination date is 05/31/2024, subject to two 1 year extensions
Second Alpha Partners V, L.P.	Private Equity	756,657	The Partnership shall terminate at the close of business on the 7th anniversary of the final closing date, but subject to two 1 year extensions

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

2. Fair value measurements (cont.)
Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Signal Peak Ventures III CIV-A, L.P.	Private Equity	$—	Continue until the tenth anniversary of the Activation Date , unless extended pursuant to paragraph 10.1 or sooner dissolved as provided in paragraph 10.2(a)
Signal Peak Ventures IV, L.P.	Private Equity	900,000	10 years from the due date of the first capital call (the “Activation Date”), subject to subject to one one-year extension at the General Partner’s discretion.
TerraCotta Credit Fund L.P.(2)	Lending	—	Evergreen, until Fund is dissolved, liquidated, or terminated per Article 8 of LPA
The Evolution Technology Fund II SCSp	Private Equity	203,130	January 13, 2030
Thorofare Asset Based Lending Fund V, L.P.(3)	Lending	—	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
TSC Co-Invest L.P.	Private Equity	—	Will exist in perpetuity unless terminated by the GP
VCFA Venture Partners VI, L.P.	Secondaries	180,000	Termination date is 12/05/2028, subject to a 2 year extension terminating no later than 12/05/2030
Total Unfunded Commitment		$41,008,957

____________

*        No withdrawals are permitted from any of the above investments except TerraCotta Credit Fund, L.P., Law Business Research, and Thorofare Asset Based Lending Fund V, L.P.

(1)      Withdrawals permitted upon written consent of the General Partner

(2)      Quarterly withdrawals after the initial lock-up period of 3 years.

(3)      Withdrawals permited annually, subject to the lock-up period of 2 years

3. Significant Risk Factors

The Fund’s investing activities and those of the Underlying Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

3. Significant Risk Factors (cont.)

Credit Risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk

Investments held by the Fund are generally in illiquid securities and partnership interests acquired through privately negotiated transactions and there is no assurance that the Fund will be able to realize such investments in a timely manner. The Fund’s ability to exit its investments may be adversely affected by market conditions.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk includes foreign currency, interest rate risk and other price risks.

Foreign currency and exchange risks

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. To the extent that the Fund directly or indirectly holds assets in foreign currencies, the Fund will be exposed to a degree of currency risk which may adversely affect performance, changes in foreign currency exchange rates may materially affect the value of investments in the portfolio.

In addition, the Fund will incur costs associated with conversion between various currencies. The Fund will conduct its foreign currency exchange transactions in relation to the funding investment commitment or receiving proceeds upon dispositions, but ordinarily will not attempt to hedge currency risks over the long-term.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fair value of debt securities in which the Underlying Funds invest is sensitive to changes in interest rates and market conditions within the United States and other countries. The fair values of equity securities may be indirectly affected by changes in interest rates as well.

Other Price Risks

Other price risks relate to the risks that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from foreign currency or interest rate risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments traded in the market. These risks may include equity and commodity risk.

Concentration Risk

The Investment portfolio of the Fund may be subject to rapid change in value than would be the case if the Fund were to maintain a wide diversification amount securities or industry sectors.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

4. Partners’ capital

At June 30, 2023, the Fund has total commitments of $62,130,000 and $16,471,000 from Series A and Series B Limited Partner, respectively. The General Partner may call capital up to the amount of unfunded commitments to enable the Fund to make investments, pay fees and expenses, or provide reserves. No Limited Partner is required to fund an amount in excess of its unfunded commitment. Recallable distributions to partners increase the unfunded commitments of the partners and are at the discretion of the General Partner. At June 30, 2023, the Fund had no unfunded commitments from Series A and Series B Limited Partners. The ratio of total contributed capital to total committed capital is 100% from Series A and Series B Limited Partners. The liability of Limited Partners is limited to their capital balances in the Fund.

Profits and losses with respect to investments of Series A or B are allocated specifically to the respective series based on each investor’s capital commitment in the series. All other income and expenses are allocated based on each Limited Partners’ proportionate share of the total Fund commitments such that the capital balance of each Limited Partner after the profit and loss allocation would equal the distributions due to the Limited Partners on the termination of the Fund.

The General Partner will, in its discretion, determine the amount and timing of all distributions by the Fund. Prior to the expiration of the investment period, any investment proceeds that, if distributed, could be called again pursuant to the Agreement need not be actually distributed, but may be retained and used by the Fund. Any investment proceeds that are so retained will be deemed to have been distributed to each partner entitled thereto and re-contributed by such partner as a capital contribution.

Distributable amounts will initially be apportioned among the partners (including the General Partner) in proportion to their respective capital contributions used to acquire the investment giving rise to such distributable amounts. The amount apportioned to the General Partner will be distributed to the General Partner. The amount apportioned to each Limited Partner will be distributed as follows:

I.       First, 100% to such Limited Partner until such Limited Partner has received cumulative distributions equal to the aggregate capital contributions by such Limited Partner to the Fund.

II.     Second, 100% to such Limited Partner until such Limited Partner has received cumulative distributions equal to 10% per annum, compounded annually, until the date of distributions to such Limited Partner, of the aggregate unreturned capital contributions by such Limited Partner to the Fund.

III.    Third, 100% to the General Partner until the General Partner has received with respect to such Limited Partner an amount equal to 5% of the aggregate amount distributed to such Limited Partner pursuant to Step II above and this Step III.

IV.     Thereafter, 95% to such Limited Partner and 5% to the General Partner (referred to collectively as the General Partner’s “Carried Interest”).

As of June 30, 2023, all the investors are covered by a side letter whereby the Carried Interest is 0% to the General Partner.

5. Related party transactions

The Fund pays the General Partner a management fee, calculated and payable quarterly in arrears, of 0.75% on an annualized basis of such Limited Partners’ Net Invested Capital as of the last business day of each quarter, prior to any distributions of capital on such last business day.

Certain Limited Partners have special management fee arrangements, and performance arrangements, as provided for in the Agreement. As of June 30, 2023, all the investors are covered by side letter whereby the management fee is reduced to 0.5% on an annualized basis.

FELICITAS EQUITY FUND, LP
NOTES TO FINANCIAL STATMENTS (UNAUDITED)

5. Related party transactions (cont.)

Management fee expense was $194,725 for the period ended June 30, 2023. Management fee payable at June 30, 2023 is $88,377.

The Fund invested in Felicitas Secondary Fund II, LP and Felicitas Secondary Fund II Offshore, LP, affiliated funds managed by the General Partner of the Fund. As of June 30, 2023, the Fund sold its positions in both funds and received the proceeds of $8,573,881 and $2,249,151 respectively.

6. Administrative fee

PartnersAdmin LLC (the “Administrator”) serves as the Fund’s administrator and performs certain administrative and clerical services on behalf of the Fund.

7. Financial highlights

Financial highlights for the period ended June 30, 2023 are as follows:

	Series A	Series B
Internal rate of return, since inception Beginning of period	16.26%	21.90%
End of period	12.23%	12.13%

Ratio to average quarterly Limited Partners’ capital Expenses	0.29%	0.29%
Carried interest allocation to General Partner	—	—

Expenses after carried interest	0.29%	0.29%
Net investment gain	0.43%	0.43%

The internal rate of return of the partners since inception is net of all fees and expenses and was computed based on the actual dates of capital contributions and distributions, and the ending partners’ capital at the end of the period.

Financial highlights are calculated for the Limited Partner class of each series taken as a whole. An individual Limited Partner’s return and ratios may vary based on different performance and/or management fee arrangements, and the timing of capital transactions.

The net investment loss ratio does not reflect the effects of the accrued unearned carried interest to the General Partner, if applicable. The expense and net investment loss ratios do not reflect the Fund’s proportionate share of income and expenses incurred by the underlying private investment funds.

8. Subsequent events

There were no subsequent events during the period which require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Felicitas Private Markets Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Felicitas Private Markets Fund (the “Fund”) as of June 20, 2023, the related statement of operations for the one day ended June 20, 2023, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of June 20, 2023, and the results of its operations for the one day period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash held as of June 20, 2023 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Chicago, Illinois
June 30, 2023

Felicitas Private Markets Fund
Statement of Assets and Liabilities
June 20, 2023

Assets:
Cash & cash equivalents	$100,000
Deferred offering costs (Note 2 and Note 5)	67,190
Receivable from Adviser for reimbursement of organizational costs (Note 2 and Note 5)	280,782
Total Assets	447,972

Liabilities:
Payable to Adviser (Note 2 and Note 5)	320,661
Payable for offering costs (Note 2 and Note 5)	8,366
Payable for organizational costs (Note 2 and Note 5)	18,945
Total Liabilities	347,972

Total Net Assets	$100,000

Net Assets Consist of:
Net Assets applicable to 5,000 Class Y shares outstanding	$100,000
Total Net Assets	$100,000

Net Asset Value, and redemption price per Class Y share outstanding	$20.00

See accompanying notes which are an integral part of these financial statements.

Felicitas Private Markets Fund
Statement of Operations

One Day Ended June 20, 2023

Expenses:
Organizational costs (Note 2)	$280,782
Total Expenses before Reimbursements	280,782
Less: Reimbursement by Adviser (Note 5)	(280,782)
Net Expenses	—
Net increase resulting from operations	$—

See accompanying notes which are an integral part of these financial statements.

Felicitas Private Markets Fund
Notes to Financial Statements
June 20, 2023

1.           Organization

Felicitas Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on November 17, 2022. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), will reorganize with and transfer substantially all its assets into the Fund. The Fund will maintain an investment objective, strategies and investment policies, guidelines and restrictions that will be, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund will be the Sub-Adviser to the Fund. The Fund and the Predecessor Fund will share the same portfolio managers.

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Felicitas Global Partners, LLC serves as the investment sub-adviser (the “Sub-Adviser”) of the Fund. The Sub-Adviser provides day-to-day investment management services to the Fund, and is registered as an investment adviser with the SEC under the Advisers Act.

The Fund’s investment objective is to deliver a combination of yield and capital appreciation through a portfolio of private equity, private credit and real estate investments, and, to a lesser extent, liquid investments. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets”. The Fund will seek to achieve its investment objective through (i) direct investments in the equity or debt of a company; (ii) investments in general or limited partnerships, funds, corporations, trusts, closed-end private funds (including, without limitation, funds-of-funds) or other investment vehicles (together, the “Investment Funds”) that are managed by independent investment managers (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (iii) secondary investments in Investment Funds managed by Underlying Managers; and (iv) co-investment vehicles. The Fund’s investments will include direct investments in equity or debt alongside private equity funds and firms.

Further, the Fund shall: (a) make direct investments and co-investments on a primary and secondary basis alongside or independent to other Underlying Managers in the equity or debt of a company, (b) provide debt or preferred equity financing to other companies, institutions, funds, or fund managers, and (c) invest in a security comprised of real estate.

The Fund has been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Adviser for $100,000 (aggregate purchase amount of $100,000) on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. As of June 20, 2023, the Investment Adviser owned 100% of the outstanding shares of beneficial interest in the Fund.

2.           Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of the financial statements in accordance with accounting standards generally accepted in the United State of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Felicitas Private Markets Fund
Notes to Financial Statements
June 20, 2023

2.           Significant Accounting Policies (cont.)

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $280,782 and $67,190, respectively.

The Investment Manager has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 5. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 5, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Cash and Cash Equivalents

Cash and cash equivalents may include money market investments and short-term interest-bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of June 20, 2023.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.           Capital Stock

The Fund intends to offer two separate classes of shares of beneficial interest (the “Shares”) of the Fund, designated as Class Y Shares and Class I Shares. The Fund has applied to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class I Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board of Trustees of the Fund. The Shares will be issued at net asset value per Share. The Fund intends to register $175,000,000 for sale under the Fund’s registration statement. No holder of the Fund’s Shares (“Shareholder”) will have the right to require the Fund to redeem its Shares.

Felicitas Private Markets Fund
Notes to Financial Statements
June 20, 2023

3.           Capital Stock (cont.)

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934.

4.           Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund. Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.50% of the Fund’s net assets at quarter-end.

The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

5.           Expense Limitation

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through at least 12 months from the date of the Prospectus. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement may not be terminated before that date by the Fund or the Investment

Felicitas Private Markets Fund
Notes to Financial Statements
June 20, 2023

5.           Expense Limitation (cont.)

Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the “Board”) upon thirty days’ written notice to the Investment Adviser.

6.           Other Service Providers

UMB Fund Services, Inc. serves as the Fund’s Administrator, Custodian, Accounting Agent and Transfer Agent.

7.           Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

Felicitas Private Markets Fund

Consolidated Interim Financial Statements (Unaudited)

For the Period June 20, 2023
(Issuance of Initial Shares)
through August 31, 2023
(Unaudited)

Felicitas Private Markets Fund

Consolidated Interim Financial Statements (Unaudited)

For the Period June 20, 2023 (Issuance of Initial Shares) through August 31, 2023 (Unaudited)

Felicitas Private Markets Fund
Consolidated Schedule of Investments
August 31, 2023 (Unaudited)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquistion Date	Cost	Fair Value
Investments in Private Investment Funds(a) – 82.3%
United States – 60.3%
Private Credit – 16.2%
Banner Ridge DSCO Fund I, LP(b)(c)(d)	—	12/30/2022	$1,662,010	$2,888,723
Crestline Praeter, L.P. – Fulcrum(b)(c)	—	8/19/2022	510,988	631,116
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	—	12/23/2020	1,130,507	1,024,436
Crestline Portfolio Financing Fund II (US), L.P(b)(c)	—	12/10/2021	792,035	889,992
FPA WhiteHawk III Onshore Fund, L.P.(b)(c)	—	10/27/2022	1,742,741	1,862,624
GACP II, L.P.(b)(c)	—	6/21/2018	21,518	348,202
Golub Capital BDC 3, Inc.(c)	200,355	7/25/2022	3,006,957	2,944,576
Kayne Anderson BDC, Inc.(c)	46,857	4/22/2021	744,936	828,085
LBR Co-Invest Debtco, L.P.(b)(c)	—	7/30/2021	11,179	18,444
Pathlight Capital Fund I LP(b)(c)	—	3/1/2019	1,300,285	1,352,646
TerraCotta Credit Fund L.P.(b)(c)	—	1/31/2019	2,000,290	2,010,429
Thorofare Asset Based Lending Fund V, L.P.(b)(c)	—	3/31/2022	3,001,412	3,070,312
Total Private Credit			15,924,858	17,869,585

Private Equity – 23.8%
Arrowroot Protecht, L.P.(b)(c)	—	1/27/2022	2,103,288	2,615,201
Awz Manager II, Inc(c)	10	7/14/2022	—	1
Awz Pentera II LLC(b)(c)	—	7/1/2022	1,013,663	1,798,156
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	—	4/1/2022	1,639,183	1,603,692
Dugout Funding LLC(b)(e)	—	4/21/2020	—	1
Ironsides Direct Investment Fund V, L.P.(b)(c)(d)	—	5/26/2020	803,782	1,409,809
LBR Co-Invest Equityco, LLC(b)(c)	—	7/30/2021	206,454	386,696
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	—	1/30/2018	8,498,961	12,197,398
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	—	8/20/2021	944,326	1,355,418
LV Acadian, LP(b)(c)	—	6/18/2018	—	1,401
NPC KeepTruckin, LLC(b)(c)	—	4/29/2021	262,500	274,213
NPC Opportunity Fund, L.P.(b)(c)	—	7/9/2021	903,900	946,770
Peregrine Select Fund II, L.P.(b)(c)	—	6/21/2021	976,741	962,213
Signal Peak Ventures III CIV-A, L.P.(b)(c)	—	12/21/2021	1,003,689	999,989
Signal Peak Ventures IV, L.P.(b)(c)	—	7/1/2022	780,000	725,647
TSC Co-Invest L.P.(b)(c)	—	9/3/2020	183,297	509,993
Total Private Equity			19,319,784	25,786,598

Real Estate – 7.6%
13th Floor Fund IV, LP(b)(c)(d)	—	12/22/2020	373,849	629,379
EGH Investors LLC (Series A)(b)(d)(e)	—	12/19/2019	1,348,950	1,735,419
EGH Investors LLC (Series B)(b)(e)	—	10/24/2022	226,466	291,357
LL-MS City Place Blocker, LLC(b)(c)	—	11/29/2021	612,070	1,067,111
LL-MS City Place Blocker 2, LLC(b)(c)	—	12/23/2022	608,498	1,066,684
LL-MS Covington Blocker, LLC(b)(c)	—	12/27/2022	303,911	1,154,322
LL-MS Fabian Way Blocker, LLC(b)(c)	—	11/6/2020	657,819	636,940
LL-MS Management Blocker, LLC(b)(c)(e)	—	11/20/2020	186,905	186,905
LL-MS Troy Court Blocker, LLC(b)(c)	—	11/23/2020	576,530	1,442,325
Total Real Estate			4,894,998	8,210,442

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Schedule of Investments
August 31, 2023 (Unaudited) — (Continued)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquistion Date	Cost	Fair Value
Investments in Private Investment Funds(a) (continued)
United States
Secondary Funds – 12.7%
Banner Ridge Secondary Fund III Co, LP (Class A)(b)(c)(d)	—	1/2/2020	$1,012,783	$1,157,698
Banner Ridge Secondary Fund III Co, LP (Class B)(b)(c)(d)	—	3/24/2021	178,729	204,300
Banner Ridge Secondary Fund III (T), LP(b)(c)(d)	—	9/27/2019	892,900	2,622,928
Banner Ridge Secondary Fund IV (T), LP(b)(c)(d)	—	6/16/2021	3,596,285	6,554,130
Inspiration Ventures Secondary Fund I, L.P.(b)(c)	—	6/1/2019	—	404,449
OCP Chimera LP(b)(c)	—	6/1/2019	—	330,800
Second Alpha Partners IV, L.P.(b)(c)	—	7/1/2018	599,780	1,393,500
Second Alpha Partners V, L.P.(b)(c)	—	7/29/2022	296,151	324,991
VCFA Venture Partners VI, L.P.(b)(c)	—	5/27/2022	430,281	798,158
Total Secondary Funds			7,006,909	13,790,954
Total United States			47,146,549	65,657,579

Cayman Islands – 4.7%
Private Credit – 1.1%
Banner Ridge DSCO Fund I (Offshore), LP(b)(c)	—	12/17/2021	418,391	713,918
Banner Ridge DSCO Fund II (Offshore), LP(b)(c)	—	9/1/2022	4,580	91,282
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	—	1/25/2021	125,900	112,990
Crestline Portfolio Financing Fund II (TE/FNT), L.P.(b)(c)	—	12/10/2021	198,019	222,621
Total Private Credit			746,890	1,140,811

Private Equity – 1.7%
Ironsides Offshore Direct Investment Fund V, L.P.(b)(c)	—	6/3/2022	141,843	248,665
Jupiter SPV LP(b)(c)	—	1/21/2022	1,146,645	1,589,970
Total Private Equity			1,288,488	1,838,635

Secondary Funds – 1.9%
Banner Ridge Secondary Fund III (Offshore), LP(b)(c)	—	1/25/2021	191,927	487,595
Banner Ridge Secondary Fund IV Offshore, LP(b)(c)	—	5/13/2022	899,324	1,637,461
Total Secondary Funds			1,091,251	2,125,056
Total Cayman Islands			3,126,629	5,104,502

Guernsey – 0.00%(f)
Private Credit – 0.00%(f)
PDC Opportunities V LP(b)(c)	—	7/6/2022	—	27,549

Luxembourg – 13.4%
Private Credit – 0.0%
17Capital Co-Invest (A) SCSp(b)(c)	—	5/26/2021	106,404	—
Private Equity – 13.4%
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	—	12/16/2021	4,779,968	7,731,244
NE Fund II SCSp(b)(c)	—	1/28/2022	1,596,257	3,323,114
NE Pulse SCSp(b)(e)	—	10/19/2022	974,635	1,380,826
The Evolution Technology Fund II SCSp(b)(c)	—	8/5/2022	1,577,289	2,138,395
Total Private Equity			8,928,149	14,573,579
Total Luxembourg			9,034,553	14,573,579

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Schedule of Investments
August 31, 2023 (Unaudited) — (Continued)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquistion Date	Cost	Fair Value
Investments in Private Investment Funds(a) (continued)
United Kingdom – 3.9%
Private Equity – 3.9%
Albion Growth Opportunities LP(b)(c)	—	7/6/2021	$1,140,048	$1,700,946
European Liquidity Solutions III Limited Partnership(b)(c)	—	10/6/2021	2,487,289	2,565,833
Total Private Equity			3,627,337	4,266,779
Total Investments in Private Investment Funds			62,935,068	89,629,988

Investments in Private Operating Companies(a)(e) – 2.2%
Israel – 2.2%
Private Equity – 2.2%
I.G.M.R Research Ltd. – Preferred B Shares	2,710	9/30/2022	73,166	73,138
I.G.M.R Research Ltd. – Preferred B-1 Shares	54,389	9/30/2022	1,631,300	1,630,679
I.G.M.R Research Ltd. – Ordinary Shares	7,193	9/30/2022	173,206	172,540
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares	739	9/30/2022	18,837	18,830
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares	18,423	9/30/2022	469,689	469,510
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares	2,168	9/30/2022	55,281	55,260
Total Private Equity			2,421,479	2,419,957

Loans(a)(e) – 2.6%
United States – 2.6%
Loans – 2.6%
CXI Valley I LLC – Promissory Note, 0%, November 15, 2025	789,543	5/15/2023	789,543	712,974
Cypress REIT, LLC – Term Loan, 20% PIK, July 24, 2023	4,353,173	5/1/2019	2,439,191	1
Cypress REIT, LLC – Delayed Draw Term Loan, 20% PIK, July 24, 2023	1,864,482	5/1/2019	1,044,716	—
Cypress REIT, LLC – Priority Term Loan 14% PIK, July 24, 2023	156,839	7/22/2021	87,881	—
Venerable Loan 12% PIK, October 27, 2024	2,000,000	10/12/2021	1,714,713	2,117,655
Total Loans			6,076,044	2,830,630

Total Investments at Fair Value – 87.1%			$71,432,591	$94,880,575

Other Assets in Excess of Liabilities – 12.9%				14,063,302
Total Net Assets – 100%				$108,943,877

____________

PIK — Paid-in-Kind Interest

(a)      Investment restricted for resale.

(b)      Private investment fund does not issue shares or units.

(c)      Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2 for respective investment categories, unfunded commitments and redemptive restrictions.

(d)      All or a portion of this security is held through Felicitas Private Markets Fund Blocker, LLC.

(e)      Value was determined using significant unobservable inputs. See Note 2.

(f)      Less than 0.005%.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Assets and Liabilities
August 31, 2023 (Unaudited)

Assets
Investments, at fair value (cost $71,432,591)	$94,880,575
Cash and cash equivalents	14,222,841
Deferred offering costs (Note 2)	67,190
Interest receivable	60,696
Prepaid expenses	18,156
Receivable from Adviser for Reimbursement of Organizational Costs (Note 2)	300,195
Total Assets	109,549,653

Liabilities
Management fee payable (Note 2 and Note 6)	409,039
Audit and tax fees payable	150,000
Organization cost payable (Note 2)	38,358
Offering payable (Note 2)	8,366
Accrued expenses and other liabilities	13
Total Liabilities	605,776

Commitments and contingencies (see Note 3)

Net Assets	$108,943,877

Composition of Net Assets:	$108,904,052
Paid-in capital (with a par value of $0.001 per share with an unlimited number of shares authorized)	39,825
Total distributable earnings	$108,943,877
Net Assets

Net Asset Value, and redemption price per Class Y share outstanding
Class Y Shares (5,445,203 Class Y shares issued and outstanding)	$20.01

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Operations
For the Period June 20, 2023 * through August 31, 2023 (Unaudited)

Investment Income
Dividend income	$60,744
Income distributions from non-affiliated private investment funds (net of witholding tax of $3,302)	89,799
Interest income	122,705
Total Income	273,248

Expenses
Organizational costs (Note 2)	300,195
Professional Fees	47,540
Trustees’ fees and expenses	7,500
Operating expenses	6,234
Total Expenses	361,469
Less: Reimbursement by Adviser (Note 7)	(300,195)
Net Expenses	61,274
Net Investment Income	211,974

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain on investments	54,430
Net change in unrealized appreciation/(depreciation) on investments	(226,579)
Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments	(172,149)
Net Increase in Net Assets Resulting from Operations	$39,825

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statements of Changes in Net Assets

For the Period June 20, 2023* Through August 31, 2023 (Unaudited)
Changes in Net Assets Resulting from Operations
Net investment income	$211,974
Net realized gain on investments	54,430
Net change in unrealized appreciation/(depreciation) on investments	(226,579)
Net Change in Net Assets Resulting from Operations	39,825

Change in Net Assets Resulting from Capital Transactions (see note 6)

Class Y
Proceeds from issuance of shares(1)	108,904,052
Reinvested distributions	—
Shares tendered	—
Total Class Y Transactions	108,904,052

Net Change in Net Assets Resulting from Capital Transactions	108,904,052

Total Net Increase in Net Assets	108,943,877

Net Assets
Beginning of period	—
End of period	$108,943,877

Shareholder Activity
Class Y Shares
Subscriptions	5,445,203
Net Change in Class Y Shares Outstanding	5,445,203

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

(1)      Class Y contributions include $108,804,052, which consists of investment assets of $94,376,406, and assumed other assets and liabilities of $14,427,646, which were received in connection with the reorganization of the Felicitas Equity Fund, LP. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Cash Flows
For the Period June 20, 2023 * through August 31, 2023 (Unaudited)

Cash Flows From Operating Activities
Net increase in net assets from operations	$39,825
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(95,507,838)
Distributions received from investments	455,114
Net realized gain on investments	(54,430)
Net change in unrealized appreciation/(depreciation) on investments	226,579
(Increase)/Decrease in Assets:
Interest receivable	(60,696)
Prepaid offering costs amortization	(67,190)
Prepaid expenses and other assets	(18,156)
Receivable from Adviser for Reimbursement of Organizational Costs (Note 2 and Note 7)	(300,195)
Increase/(Decrease) in Liabilities:
Investment management fee payable	409,039
Audit and tax fees payable	150,000
Organizational cost payable	38,358
Offering cost payable	8,366
Accounts payable and other accrued expenses	13
Net Cash Used in Operating Activities	(94,681,211)

Cash Flows from Financing Activities
Proceeds from subscriptions of shares, net of change in subscriptions received in advance	108,904,052
Net Cash Provided by Financing Activities	108,904,052

Net change in Cash and cash equivalents	14,222,841
Cash and cash equivalents – Beginning of Period	—
Cash and cash equivalents – End of Period	$14,222,841

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Financial Highlights — Class Y Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period June 20, 2023* through August 31, 2023 (Unaudited)
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$20.00
Activity from investment operations:
Net investment income(1)	0.04
Net realized and unrealized gain/(loss) on investments	(0.03)
Total from investment operations	0.01

Net Asset Value per share, end of period	$20.01

Net Assets, end of period	$108,943,877

Ratios to average net assets:
Net investment income(2),(3)	0.87%
Gross expenses(4)	0.61%
Expense Recoupment/(Reimbursement)	(0.28)%
Net expenses	0.33%

Total Return(5)	0.05	%(6)

Portfolio turnover rate	0.00	%(6)

____________

*        Commencement of offering of Class Y shares.

(1)      Per share data is computed using the average shares method.

(2)      Net investment loss and net expense have been annualized, except for Organizational Costs which are non- recurring expenses.

(3)      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(4)      Expense ratios have been annualized, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

(5)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(6)      Not annualized.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

1.           Organization

Felicitas Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on November 17, 2022. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund will maintain an investment objective, strategies and investment policies, guidelines and restrictions that will be, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund is the Sub-Adviser to the Fund. The Fund and the Predecessor Fund share the same portfolio managers. The tax-free reorganization was accomplished at the close of business on June 30, 2023. The reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted above:

	Shares Issued	Net Assets
Class Y	5,440,203	$108,804,052

The net unrealized appreciation of investments transferred was $23,674,562 as of the date of the transfer, and the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the reorganization, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share.

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Felicitas Global Partners, LLC serves as the investment sub-adviser (the “Sub-Adviser”) of the Fund. The Sub-Adviser provides day-to-day investment management services to the Fund, and is registered as an investment adviser with the SEC under the Advisers Act.

The Fund’s investment objective is to deliver a combination of yield and capital appreciation. The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers, i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund does not intend to invest directly in real estate but may invest in real estate indirectly through Investment Funds.

Basis for Consolidation

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Statement of Cash Flows include a wholly owned subsidiary, Felicitas Private Markets Fund Blocker, LLC, formed under the laws of Delaware as a limited liability company. All inter-company accounts and transactions have been eliminated in consolidation for the Fund.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

2.           Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of the financial statements in accordance with accounting standards generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $300,195 and $67,190, respectively.

The Investment Manager has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 7. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 7, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in FASB ASC 820, Fair Value Measurements (“ASC 820”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 —	Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

2.           Significant Accounting Policies (cont.)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value — Valuation Techniques and Inputs

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

2.           Significant Accounting Policies (cont.)

Prior to the Fund investing in any Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Valuation Procedures provide that, where deemed appropriate by the Advisers and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

2.           Significant Accounting Policies (cont.)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis. Proceeds from investments in investment funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private investment funds in the statement of operations.

Cash and Cash Equivalents

Cash and cash equivalents may include money market investments and short-term interest-bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of August 31, 2023.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.           Fair value measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of August 31, 2023:

	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value(1)	Total
Assets (at fair value)
Investments in securities	$—	$—	$—	$—	$—
Investments in private investment funds	—	—	3,594,509	86,035,479	89,629,988
Investments in private operating companies	—	—	2,419,957	—	2,419,957
Investments in loans	—	—	2,830,630	—	2,830,630
Total	$—	$—	$8,845,096	$86,035,479	$94,880,575

____________

(1)      These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

3.           Fair value measurements (cont.)

The below table reflects the unobservable inputs used in the valuation of other Level 3 assets as of August 31, 2023:

Investments	Fair Value at August 31, 2023	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an increase in Input
Loans	$2,830,630	Income Approach	Discount rate	12%	Decrease
Private operating companies	2,419,957	Market Approach	Transaction Price	$23.99 – $29.98	Increase
Private investment funds	2,026,777	Income Approach	Capitalization Rate	6.50%	Decrease
	1,380,826	Market Approach	Transaction Price	$35.95	Increase
	186,906	Other	Transaction Cost	N/A	Increase
	$8,845,096

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended August 31,2023:

	Loans	Private Operating Companies	Private Investment Funds	Totals
Balance as of June 20, 2023	$—	$—	$—	$—
Purchases(1)	2,830,630	2,419,957	3,661,474	8,912,061
Sales/Paydowns	—	—	(66,965)	(66,965)
Realized gains (losses)	—	—	—	—
Accretion	—	—	—	—
Change in Unrealized appreciation (depreciation)	—	—	—	—
Transfers In	—	—	—	—
Transfers Out	—	—	—	—
Balance as of August 31, 2023	$2,830,630	$2,419,957	$3,594,509	$8,845,096

____________

(1)      Purchases include transferred securities from reorganization.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of August 31, 2023.

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
13th Floor Fund IV, LP	Real Estate	$250,000	10 yrs after Final Closing with 2 additional years possible. Final close was in 2021
17Capital Co-Invest (A) SCSp	Private Credit	—	Termination date is 04/14/2030, subject to a 2 year extension
ACE Buyout IV (Lux) SCSp SICAV-RAIF	Private Equity	1,310,115	Termination date is 05/29/2030
Albion Growth Opportunities LP	Private Equity	40,593	5 yrs after First Closing subject to extensions. First closing was in 2021
Arrowroot Protecht, L.P.	Private Equity	—	Partnership shall be dissolved following the disposition of all its Investments

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

3.           Fair value measurements (cont.)

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
Awz Pentera II LLC	Private Equity	$—	Partnership will continue until the earliest occurrence of: sale of all assets of the Company, consent of the Holders, entry of judicial decree of dissolution, or IPO of Pentera Shares
Banner Ridge DSCO Fund I (Offshore), LP	Private Credit	1,582,109	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund I, LP	Private Credit	6,339,990	Termination date is 03/20/2030, subject to two 1 year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Private Credit	10,000,000	Termination date is 05/20/2030, subject to a 1 year extension
Banner Ridge Secondary Fund III (Offshore), LP	Secondary Funds	667,764	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III (T), LP	Secondary Funds	4,053,461	Termination date is 09/19/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III Co, LP (Class A)	Secondary Funds	742,284	Termination date is 11/29/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund III Co, LP (Class B)	Secondary Funds	130,988	Termination date is 11/29/2029, subject to two 1 year extensions
Banner Ridge Secondary Fund IV (T), LP	Secondary Funds	4,405,119	Termination date is 06/15/2031, subject to two 1 year extensions
Banner Ridge Secondary Fund IV Offshore,LP	Secondary Funds	1,101,027	Termination date is 06/15/2031, subject to two 1 year extensions
CapitalSpring Investment Partners VI Parallel II, LP	Private Equity	1,392,464	Termination date is 3/31/2029, subject to two 1-year extension at the discretion of the GP and one 1-year extension with the consent of the LPAC
Crestline Portfolio Financing Fund II (US), L.P.	Private Credit	1,221,337	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund II (TE/FNT), L.P.	Private Credit	305,334	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund, LP	Private Credit	815,602	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund Offshore B, L.P.	Private Credit	90,334	36-month investment period, and then 36-month harvest period
Crestline Praeter, L.P. – Fulcrum	Private Credit	—	No termination date
Dugout Funding LLC	Private Equity	—	No termination date
EGH Investors LLC (Series A)	Real Estate	—	No termination date
EGH Investors LLC (Series B)	Real Estate	—	No termination date
European Liquidity Solutions III Limited Partnership	Private Equity	448,233	8 yrs after Final Closing

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

3.           Fair value measurements (cont.)

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
FPA WhiteHawk III Onshore Fund, L.P.	Private Credit	$243,046	Term ends at end of Liquidation Period: June 30, 2026. But liquidation period can be extended for up to two 1-yr periods
GACP II, L.P.	Private Credit	—	December 1, 2023 (extended from 12/1/22)
Golub Capital BDC 3, Inc.	Private Credit	—	No termination date
Inspiration Ventures Secondary Fund I, L.P.	Secondary Funds	75,713	Termination date is 09/24/2023 unless extended pursuant to the terms of the Partnership Agreement
Ironsides Direct Investment Fund V, L.P.	Private Equity	64,946	Termination date: April 10, 2030
Ironsides Offshore Direct Investment Fund V, L.P.	Private Equity	11,461	Termination date: April 10, 2030
Jupiter SPV LP	Secondary Funds	—	5 years after initial closing
Kayne Anderson BDC, Inc.	Private Credit	258,116	No termination date
LBR Co-Invest Debtco, L.P.(1)	Private Credit	—	No termination date
LBR Co-Invest Equityco,LLC(1)	Private Equity	—	No termination date
Levine Leichtman Capital Partners VI, L.P. (Series A)	Private Equity	610,149	Termination date: November 16, 2028
Levine Leichtman Capital Partners VI, L.P. (Series B)	Private Equity	67,816	Termination date: November 16, 2028
LL-MS City Place Blocker, LLC	Real Estate	31,832	No termination date
LL-MS City Place Blocker 2,LLC	Real Estate	28,517	No termination date
LL-MS Covington Blocker, LLC	Real Estate	—	No termination date
LL-MS Fabian Way Blocker, LLC	Real Estate	20,661	No termination date
LL-MS Management Blocker, LLC	Real Estate	—	No termination date
LL-MS Troy Court Blocker, LLC	Real Estate	74,755	No termination date
LV Acadian, LP	Private Equity	—	Will exist until assets are sold or until GP terminates the partnership.
NE Pulse SCSp	Private Equity	26,472	N/A — Direct investment into the company
NE Fund II SCSp	Private Equity	138,321	10 years following the Final Closing Date. May be extended for a maximum of two years.
NPC KeepTruckin, LLC	Private Equity	—	Continue until the fifth anniversary of the Initial Closing Date. The Managing Member may, in its sole discretion, extend the term of the Company for up to two additional one-year periods

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

3.           Fair value measurements (cont.)

Private Investment Fund*	Investment Category	Unfunded Commitment	Fund Term
NPC Opportunity Fund, L.P.	Private Equity	$100,000	7 years after the Final Closing and GP has discretion to extend by unlimited one-year periods
OCP Chimera LP	Secondary Funds	239,000	5 years after the Closing Date
Pathlight Capital Fund I LP	Private Credit	651,542	Last day of the fiscal quarter in which the fifth anniversary of the Final Closing Date falls. May be extended up to two consecutive one-year periods
PDC Opportunities V LP	Private Credit	374	The Fund will continue until the proceeds of the final realization is received.
Peregrine Select Fund II, L.P.	Private Equity	525,000	Termination date is 06/18/2031, subject to two 1-year extensions at the GP’s discretion.
Second Alpha Partners IV, L.P.	Secondary Funds	242,501	Termination date is 05/31/2024, subject to two 1 year extensions
Second Alpha Partners V, L.P.	Private Equity	702,869	The Partnership shall terminate at the close of business on the 7th anniversary of the final closing date, but subject to two 1 year extensions
Signal Peak Ventures III CIV-A, L.P.	Private Equity	—	Continue until the tenth anniversary of the Activation Date , unless extended pursuant to paragraph 10.1 or sooner dissolved as provided in paragraph 10.2(a)
Signal Peak Ventures IV, L.P.	Private Equity	720,000	10 years from the due date of the first capital call (the “Activation Date”), subject to subject to one one-year extension at the General Partner’s discretion.
TerraCotta Credit Fund L.P.(2)	Private Credit	—	Evergreen, until Fund is dissolved, liquidated, or terminated per Article 8 of LPA
The Evolution Technology Fund II SCSp	Private Equity	203,130	January 13, 2030
Thorofare Asset Based Lending Fund V, L.P.(3)	Private Credit	—	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
TSC Co-Invest L.P.	Private Equity	—	Will exist in perpetuity unless terminated by the GP
VCFA Venture Partners VI, L.P.	Secondary Funds	180,000	Termination date is 12/05/2028, subject to a 2 year extension terminating no later than 12/05/2030
Total Unfunded Commitment		$40,112,975

____________

*        No withdrawals are permitted from any of the above investments except TerraCotta Credit Fund, L.P., Law Business Research, and Thorofare Asset Based Lending Fund V, L.P.

(1)      Withdrawals permitted upon written consent of the General Partner.

(2)      Quarterly withdrawals after the initial lock-up period of 3 years.

(3)      Withdrawals permitted annually, subject to the lock-up period of 2 years.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

4.           Significant Risk Factors

The Fund’s investing activities and those of the Underlying Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

Credit Risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk

Investments held by the Fund are generally in illiquid securities and partnership interests acquired through privately negotiated transactions and there is no assurance that the Fund will be able to realize such investments in a timely manner. The Fund’s ability to exit its investments may be adversely affected by market conditions.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk includes foreign currency, interest rate risk and other price risks.

Foreign currency and exchange risks

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. To the extent that the Fund directly or indirectly holds assets in foreign currencies, the Fund will be exposed to a degree of currency risk which may adversely affect performance, changes in foreign currency exchange rates may materially affect the value of investments in the portfolio.

In addition, the Fund will incur costs associated with conversion between various currencies. The Fund will conduct its foreign currency exchange transactions in relation to the funding investment commitment or receiving proceeds upon dispositions, but ordinarily will not attempt to hedge currency risks over the long-term.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fair value of debt securities in which the Underlying Funds invest is sensitive to changes in interest rates and market conditions within the United States and other countries. The fair values of equity securities may be indirectly affected by changes in interest rates as well.

Other Price Risks

Other price risks relate to the risks that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from foreign currency or interest rate risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments traded in the market. These risks may include equity and commodity risk.

Concentration Risk

The Investment portfolio of the Fund may be subject to rapid change in value than would be the case if the Fund were to maintain a wide diversification amount securities or industry sectors.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

5.           Capital Stock

The Fund intends to offer two separate classes of shares of beneficial interest (the “Shares”) of the Fund, designated as Class Y Shares and Class I Shares. The Fund intends to apply to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class I Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board of Trustees of the Fund. The Shares will be issued at net asset value per Share. The Fund intends to register $175,000,000 for sale under the Fund’s registration statement. No holder of the Fund’s Shares (“Shareholder”) will have the right to require the Fund to redeem its Shares.

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934.

6.           Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund. Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.50% of the Fund’s net assets at quarter-end.

The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000. The “Net Management Fee” means the gross management fee (as defined by the Investment Management Agreement) paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
August 31, 2023 (Unaudited)

7.           Expense Limitation

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2024. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service plan, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the “Board”) upon thirty days’ written notice to the Investment Adviser. During the period ended August 31, 2023, the Investment Adviser reimbursed expenses totaling $300,195.

As of August 31, 2023, the Investment Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below.

June 30, 2026
$300,195

8.           Other Service Providers

UMB Fund Services, Inc. serves as the Fund’s Administrator, Custodian, Accounting Agent and Transfer Agent.

9.           Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

PART C: OTHER INFORMATION

Felicitas Private Markets Fund (the “Registrant”)

Item 25.     Financial Statements and Exhibits

(1)	Financial Statements:
Financial statements are contained in Appendix C to the Fund’s Statement of Additional Information filed herewith.
(2)	Exhibits
	(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on December 7, 2022.
	(a)(2)	Certificate of Trust is incorporated by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on December 7, 2022.
	(b)	By-Laws are incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on December 7, 2022.
	(c)	Not applicable.
	(d)	Refer to Exhibit (a)(1), (b).
	(e)	Not applicable.
	(f)	Not applicable.
	(g)(1)	Investment Management Agreement is incorporated by reference to Exhibit (g)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(g)(2)	Investment Sub-Advisory Agreement is incorporated by reference to Exhibit (g)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(h)	Distribution Agreement is incorporated by reference to Exhibit (h) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(i)	Not applicable.
	(j)	Custody Agreement is incorporated by reference to Exhibit (j) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
(k)(1)

Administration, Fund Accounting and Recordkeeping Agreement is incorporated by reference to Exhibit (k)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.

(k)(2)

Expense Limitation and Reimbursement Agreement is incorporated by reference to Exhibit (k)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.

	(k)(3)	Platform Management Agreement is incorporated by reference to Exhibit (k)(3) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(k)(4)	Joint Insured Bond Agreement is incorporated by reference to Exhibit (k)(4) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(k)(5)	Joint Liability Insurance Agreement is incorporated by reference to Exhibit (k)(5) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(k)(6)	Escrow Agreement is incorporated by reference to Exhibit (k)(6) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(l)	Opinion and consent of counsel is incorporated by reference to Exhibit (l) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
	(m)	Not applicable.
	(n)	Consent of Independent Certified Public Accountants and Consent of Independent Registered Public Accounting Firm.
	(o)	Not applicable.
	(p)	Not applicable.
	(q)	Not applicable.

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(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
(r)(2)

Code of Ethics of Skypoint Capital Advisors, LLC is incorporated by reference to Exhibit (r)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.

(r)(3)

Code of Ethics of Felicitas Global Partners, LLC is incorporated by reference to Exhibit (r)(3) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.

(s)	Calculation of Filing Fees Table is incorporated by reference to Exhibit (s) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on September 28, 2023.
(t)	Powers of Attorney are incorporated by reference to Exhibit (t) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23842) as previously filed on June 23, 2023.

Item 26.     Marketing Arrangements

Not applicable.

Item 27.     Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$25,000
Legal fees	$50,000
Printing fees	$6,800
Blue Sky fees	$25,500
Transfer Agent fees	$39,000
Total	$131,300

Item 28.     Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical or substantially identical to the board of trustees and/or board of managers and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29.     Number of Holders of Securities

Title of Class	Number of Shareholders*
Class Y Shares	122

____________

*        As of August 31, 2023.

Item 30.     Indemnification

Sections 8.1 — 8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1    Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

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Section 8.2    Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3    Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4    Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5    Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

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Item 31.     Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Skypoint Capital Advisors, LLC (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-128009), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Felicitas Global Advisors, LLC (the “Investment Sub-Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Sub-Adviser, and each director, executive officer, managing member or partner of the Investment Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-112594), and is incorporated herein by reference.

Item 32.     Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Adviser, (3) the Investment Sub-Adviser and/or (4) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

2.	Skypoint Capital Advisors, LLC
1380 West Paces Ferry Road
Suite 2180
Atlanta, GA 30327

3.	Felicitas Global Partners, LLC
65 N. Raymond Avenue, Suite 315
Pasadena, CA 91103

4.	Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.      Not applicable.

2.      Not applicable.

3.      The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

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(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)    that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)    if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)   Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

         The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

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(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)    the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      Not applicable.

5.      Not applicable.

6.      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.      Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta in the State of Georgia on the 29th day of November, 2023.

FELICITAS PRIVATE MARKETS FUND
By:	/s/ Brian Smith
	Name:	Brian Smith
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Brian Smith	President	November 29, 2023
Brian Smith
/s/ Richard Finch	Treasurer	November 29, 2023
Richard Finch
*Terrance P. Gallagher	Trustee	November 29, 2023
Terrance P. Gallagher
*David G. Lee	Trustee	November 29, 2023
David G. Lee
*Robert Seyferth	Trustee	November 29, 2023
Robert Seyferth
*Gary E. Shugrue	Trustee	November 29, 2023
Gary E. Shugrue
*By:	/s/ Ann Maurer
Ann Maurer
Attorney-In-Fact (pursuant to Power of Attorney)

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Exhibit Index

(n)	Consent of Independent Certified Public Accountants and Consent of Independent Registered Public Accounting Firm.

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